Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant   /X/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Soliciting  Material  pursuant  to  Section   24.14a-11(c)  or  Section
         240.14a-12

                            KRISPY KREME DOUGHNUTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X/     No fee required
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

                  ------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  ------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

                 ------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------
         (3)      Filing Party:

                  -------------------------------------------------------------
         (4)      Date Filed:

                  -------------------------------------------------------------

                       [KRISPY KREME LOGO APPEARS HERE]

                                  June 14, 2000

To Our Shareholders:

         On behalf of the Board of Directors and management of Krispy Kreme Doughnuts, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on July 11, 2000, at 10:00 AM, Eastern Time, at the Adam's Mark Winston Plaza Hotel located at 425 North Cherry Street, Winston-Salem, North Carolina 27101.

         Our agenda at the Annual Meeting will include the following matters. Shareholders will be asked to (1) consider and vote upon the election of five directors, two of whom are currently Krispy Kreme directors; (2) approve the Company's 2000 Stock Incentive Plan (the "Stock Incentive Plan"); (3) approve the Company's Senior Executive Incentive Compensation Plan (the "Executive Incentive Plan"); (4) approve the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"); and (5) ratify the Board of Directors' appointment of Krispy Kreme's independent accountants for our current fiscal year. In addition, there will be a brief period set aside for questions and answers from attending shareholders and a short video presentation.

         As explained in the Proxy Statement, the Board of Directors believes that the Stock Incentive Plan, the Executive Incentive Plan, and the Stock Purchase Plan are essential elements of the Company's comprehensive compensation program. The Stock Incentive Plan and Stock Purchase Plan play an integral role in the ability of the Company to attract and retain employees and directors and further align the interests of these people with the interests of our shareholders. The Executive Incentive Plan is a restatement of the Company's annual bonus plan and is designed to reward key management personnel on an ongoing basis for achieving the Company's operating performance goals. Shareholder approval of these plans is sought in order to comply with certain tax law requirements and to enable the Company to take all available deductions with respect to amounts paid under the plans.

         Information about the nominees for directors, the Stock Incentive Plan, the Executive Incentive Plan, the Stock Purchase Plan and certain other matters is contained in the accompanying Proxy Statement. A copy of the Company's 2000 Annual Report to Shareholders, which contains financial statements and other important information about the Company's business, and a separate summary of the terms of a Shareholder Rights Plan adopted by our Board of Directors are also enclosed.

         You are receiving this Proxy Statement and other enclosed information as a shareholder of Krispy Kreme, as a Krispy Kreme employee who is participating in our stock ownership plan, or both. In all cases, it is important that your shares of stock be represented at the meeting, regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking and dating the enclosed proxy card. However, if you wish to vote to elect all the nominees for director specified herein, approve the Stock Incentive Plan, approve the Executive Incentive Plan, approve the Stock Purchase Plan and ratify the appointment of Krispy Kreme's independent accountants, all you need to do is sign and date the proxy card.

         Please complete and return the proxy card in the enclosed envelope, whether or not you plan to attend the meeting. If you do attend and wish to vote in person, you may revoke your proxy at that time.

                                         Sincerely,



                                         Scott A. Livengood
                                         President, Chairman of the Board and
                                         Chief Executive Officer

                          KRISPY KREME DOUGHNUTS, INC.
                              370 Knollwood Street
                       Winston-salem, North Carolina 27103

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 11, 2000

                                   ----------

To the Shareholders of
Krispy Kreme Doughnuts, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. will be held at 10:00 AM, Eastern Time, on Tuesday, July 11, 2000, at the Adam's Mark Winston Plaza Hotel, 425 North Cherry Street, Winston-Salem, North Carolina 27101, for the following purposes:

         1. To elect five directors, four of whose terms will expire in 2003, and one whose term will expire in 2002;

         2.       To approve the Company's 2000 Stock Incentive Plan;

         3.       To  approve   the   Company's   Senior   Executive   Incentive
                  Compensation Plan;

         4.       To approve the Company's Employee Stock Purchase Plan;

         5. To consider and act upon a proposal to ratify the appointment, by the Board of Directors, of PricewaterhouseCoopers LLP as the independent accountants of the Company; and

         6. To consider such other matters as may properly come before the meeting and any adjournment or postponement thereof.

         Only: (i) shareholders of record; and (ii) Krispy Kreme employees participating in the Krispy Kreme Profit-Sharing Stock Ownership Plan, each as of May 22, 2000, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          RANDY S. CASSTEVENS
June 14, 2000                             Secretary

Whether or not you expect to be present at the Annual Meeting,  please complete,
                                                                ----------------
date,  sign,  and  promptly  return  the  enclosed  proxy  card in the  enclosed
--------------------------------------------------------------------------------
postage-paid business reply envelope. The proxy may be revoked at any time prior
------------------------------------
to exercise, and if you are present at the Annual Meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

                        [KRISPY KREME LOGO APPEARS HERE]

                                 PROXY STATEMENT
                               Dated June 14, 2000
                     for the Annual Meeting of Shareholders
                            to be Held July 11, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Krispy Kreme Doughnuts, Inc. ("Krispy Kreme" or the "Company") for use at Krispy Kreme's 2000 Annual Meeting of Shareholders ("Annual Meeting") to be held on Tuesday, July 11, 2000, including any postponement, adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Management intends to mail this Proxy Statement and the accompanying form of proxy to shareholders on or about June 14, 2000.

         Only: (i) shareholders of record at the close of business on May 22, 2000 (the "Record Date"); and (ii) Krispy Kreme employees participating in the Krispy Kreme Profit-Sharing Stock Ownership Plan at the Record Date, are entitled to notice of and to vote in person or by proxy at the Annual Meeting. For convenience, we refer to both shareholders and to plan participants who can vote their plan shares as "shareholders" in this Proxy Statement. As of the Record Date, there were 12,934,957 shares of common stock, no par value, ("Common Stock") of Krispy Kreme outstanding and entitled to vote at the Annual Meeting. The presence of a majority of such shares is required, in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on any matter submitted for vote by the shareholders.

         Proxies in the accompanying form, duly executed, and returned to the management of Krispy Kreme and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by delivery of a subsequently dated proxy, by written notification to the Secretary of Krispy Kreme, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

         Proxies that are executed, but do not contain any specific instructions, will be voted "FOR" the election of all the nominees for directors specified herein; "FOR" the approval of the Company's 2000 Stock Incentive Plan (the "Stock Incentive Plan"); "FOR" the approval of the Company's Senior Executive Incentive Compensation Plan (the "Executive Incentive Plan"); "FOR" the approval of the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"); and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Krispy Kreme's independent accountants. Each nominee for director has indicated that he will serve if elected, but if the situation should arise that any nominee is no longer able or willing to serve, the proxy may be voted for the election of such other person as may be designated by the Board of Directors. The persons appointed as proxies will vote in their discretion on any other matter that may properly come before the Annual Meeting or any postponement, adjournment or adjournments thereof, including any vote to postpone or adjourn the Annual Meeting.

         A copy of Krispy Kreme's 2000 Annual Report to Shareholders and a summary of the terms of the Shareholder Rights Plan adopted by the Company's Board of Directors are being furnished herewith to each shareholder of record as of the close of business on the Record Date.

Quorum and Voting Requirements
------------------------------

         The holders of a majority of the shares entitled to vote on the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting. In the election of directors, those nominees receiving the greatest number of votes at the Annual Meeting, assuming a quorum is present, shall be deemed elected, even though such nominees may not receive a majority. For approval of the Stock Incentive Plan, approval of the Executive Incentive Plan, approval of the Stock Purchase Plan, ratification of the appointment of Krispy Kreme's independent accountants and any other business at the Annual Meeting, the vote of a majority of the shares voted on the matter, assuming a quorum is present, shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law. In counting the votes cast, only those cast "FOR" and "AGAINST" a matter are included, although you cannot vote "against" a nominee for director. An abstention and a "broker non-vote" are counted only for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" are votes that brokers holding shares of record for their customers (i.e., in "street name") are not permitted to cast under applicable regulations because the brokers have not received clear voting instructions from their customers.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         The  following  table  sets  forth  the   information   concerning  the
beneficial ownership of the Common Stock of Krispy Kreme, which is the Company's only class of voting stock, on May 22, 2000, by:

      o each person known to Krispy Kreme to beneficially own more than 5% of the Common Stock;

      o each director, nominee for director, the Chief Executive Officer and the four other most highly compensated executive officers; and

      o     all of Krispy Kreme's directors and executive officers as a group.

         Beneficial ownership is determined under the rules of the Securities and Exchange Commission, or SEC. These rules deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options or of a group of which the person is a member, but they do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person or group. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with regard to all shares beneficially owned. The applicable percentage ownership for each shareholder is based on 12,934,957 shares of Common Stock outstanding as of May 22, 2000.

                                                                       Number of Shares          Percentage
Beneficial Owner                                                      Beneficially Owned     Beneficially Owned
----------------                                                      ------------------     ------------------
John N. McAleer................................................        2,691,813<F1>                20.8%
Robert L. McCoy................................................          705,380<F2><F3>             5.4
Joseph A. McAleer, Jr..........................................          455,720<F2>                 3.5
J. Paul Breitbach..............................................          325,093<F4>                 2.5
Scott A. Livengood.............................................          311,043<F5>                 2.4
Steven D. Smith................................................          213,580<F2> <F6>            1.6
Frank E. Guthrie...............................................          189,980<F2> <F7>            1.5
Robert J. Simmons..............................................          114,500<F2> <F8>            *
L. Stephen Hendrix.............................................           73,993<F9>                 *
William T. Lynch...............................................           38,200<F2> <F10>           *
Robert L. Strickland...........................................           33,500<F2> <F11>           *
Robert H. Vaughn, Jr...........................................           20,690<F12>                *
James H. Morgan................................................            1,000<F13>                *
Mary Davis Holt................................................               --                     *
Togo D. West, Jr...............................................               --                     *
All directors and executive officers as a group
     (20 persons)..............................................        5,294,192                    40.6
--------------------------
* Less than one percent.

<F1> Includes:  (a)  2,344,060  shares owned by the estate of Joseph A. McAleer,
     Sr., of which Mr. John N. McAleer is the executor; (b) 3,460 shares held by the John N. McAleer 1999 Trust for the benefit of Jennifer A. McAleer, Mr. John N. McAleer's daughter, a trust of which Sandra Middlebrooks McAleer, Mr. John N. McAleer's sister, is the sole trustee; (c) 3,460 shares held by the John N. McAleer 1999 Trust for the benefit of Lauren E. McAleer, Mr. John N. McAleer's daughter, a trust of which Sandra Middlebrooks McAleer is the sole trustee; (d) 3,460 held by the John N. McAleer 1999 Trust for the benefit of Alexander B. McAleer, Mr. John N. McAleer's son, a trust of which Sandra Middlebrooks McAleer is the sole trustee; (e) 600 shares owned by Jamie Dickinson McAleer, Mr. John N. McAleer's spouse; and (f) 533 shares held by a tax-qualified trust pursuant to the Krispy Kreme Profit-Sharing Stock Ownership Plan. Mr. McAleer's address is 370 Knollwood Street, Winston-Salem, North Carolina 27103.

                                       2

<F2> Includes 13,000 shares issuable upon the exercise of currently vested stock options awarded under our stock option plan.

<F3> Includes:  (a) 550,000 shares held by the B.L. McCoy, Jr. Residual Trust, a trust of which Carolyn McCoy, Robert L. McCoy and Bonnie Silvey Vandegrift are co-trustees; (b) 85,000 shares owned by Mr. McCoy indirectly through his ownership of 100% of the voting interest of R&P Six Limited Partnership; (c) 9,200 shares held by the William Robert McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian; (d) 9,300 shares held by the Julie Ann McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian; (e) 9,000 shares held by the Robert Bailey McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian; (f) 9,000 shares held by the Sarah Elizabeth McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian; (g) 9,000 shares held by the Lisa Michelle McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian; and (h) 9,000 shares held by the Michael Phillip McCoy Trust established under the Florida Uniform Trust for Minors Act, a trust of which Mr. McCoy is the sole custodian. Mr. McCoy's address is 8425 North Florida Avenue, Tampa, Florida 33604.

<F4> Includes (a) 67,800 shares held by the Breitbach  Children's Trust, a trust of which Mr. Breitbach is the sole trustee; and (b) 533 shares held by a tax-qualified trust pursuant to the Krispy Kreme Profit-Sharing Stock Ownership Plan.

<F5> Includes  (a) 533 shares  held by a  tax-qualified  trust  pursuant  to the
     Krispy Kreme Profit-Sharing Stock Ownership Plan; (b) 500 shares held by the Adrienne A. Livengood Irrevocable Trust for the benefit of Matthew
     Scott Livengood, Mr. Livengood's son, a trust of which Adrienne A. Livengood, Mr. Livengood's spouse, is the sole trustee; (c) 500 shares held by the Adrienne A. Livengood Irrevocable Trust for the benefit of Gregory Alan Livengood, Mr. Livengood's son, a trust of which Adrienne A. Livengood is the sole trustee; (d) 500 shares held by the Adrienne A. Livengood Irrevocable Trust for the benefit of John Erik Livengood, Mr. Livengood's son, a trust of which Adrienne A. Livengood is the sole trustee; and (e) 150 shares owned by Matthew Scott Livengood, Mr. Livengood's son.

<F6> Includes 28,320 shares owned beneficially by Connie Sue Smith, Mr. Smith's spouse.

<F7> Includes  132,000  shares  owned  by Mr.  Guthrie  indirectly  through  his ownership of 60% of the outstanding voting shares of Augusta Doughnut Company.

<F8> Includes  80,000  shares  owned  by  Mr.  Simmons  indirectly  through  his ownership of 60% of the outstanding shares of Simac, Inc.

<F9> Includes 533 shares held by a  tax-qualified  trust  pursuant to the Krispy
     Kreme Profit-Sharing Stock Ownership Plan.

<F10>Includes  (a) 20,000  shares  owned by Mr.  Lynch  indirectly  through  his ownership of 100% of the outstanding shares of Liam Holdings, LLC; and (b) 200 shares owned by Molly C. Lynch, Mr. Lynch's daughter, of which Mr. Lynch disclaims beneficial ownership.

<F11>Includes (a) 20,000  shares held by the Robert Louis  Strickland  Revocable
     Living Trust, a trust of which Mr. Strickland is the sole trustee; and (b) 500 shares held by the Strickland Family Foundation, of which Mr. Strickland is co-trustee.

                                       3

<F12>Includes  (a) 390 shares  held by a  tax-qualified  trust  pursuant  to the
     Krispy Kreme Profit-Sharing Stock Ownership Plan; (b) 150 shares owned by Tyler Vaughn, Mr. Vaughn's son; and (c) 150 shares owned by Grace Vaughn, Mr. Vaughn's daughter.

<F13>Includes  1,000  shares  owned  beneficially  by  Margaret O.  Morgan,  Mr.
     Morgan's spouse.

                              ELECTION OF DIRECTORS
                        (Item Number 1 On the Proxy Card)

Composition and Recommendation of the Board
-------------------------------------------

         Krispy Kreme's Bylaws provide that the Board of Directors shall consist of not less than nine nor more than fifteen directors, with the exact number being set from time to time by the Board of Directors. The Board presently consists of nine directors, two of whom are independent directors. The Board of Directors is divided into three classes of directors. The term of each director in Class I expires this year, the term of each director in Class II expires in 2001 and the term of each director in Class III expires in 2002. Upon the expiration of the terms for each class of directors, the directors of such class, if reelected, will serve for a term of three years. On May 22, 2000, the Board of Directors voted to increase the number of directors from nine to twelve.

         The Board of Directors recommends a vote "FOR" the nominees for director listed below for election to the Board of Directors.

Nomination of Class I Directors
-------------------------------

         Two of the five nominees for director are current Class I directors who are being nominated for reelection. If reelected, their terms will expire in 2003. The nominees for reelection as Class I directors are Frank E. Guthrie and Robert L. McCoy. Robert J. Simmons, one of the Class I directors whose term expires this year, has decided to retire as a director of the Company.

Nomination of Three New Directors
---------------------------------

         One of the five nominees for director is being nominated to fill a vacancy in Class I and two are being nominated to fill new directorships in Class I and Class III. If all three are elected, two will serve as Class I directors and one will serve as a Class III director. The Board has nominated:

     Mary Davis Holt and Togo D. West, Jr. as Class I directors, whose terms will expire in 2003; and

         James H. Morgan as a Class III director, whose term will expire in 2002.

About the Nominees
------------------

         The following information as of May 22, 2000 has been furnished by the nominees for director. Except as otherwise indicated, the nominees have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Name (Age)                           Information About the Nominees
----------                           ------------------------------


Nominee for New Class Iii Director Whose Term Will Expire in 2002
-----------------------------------------------------------------

James H. Morgan (52)                JAMES H.  MORGAN has been a  consultant  for
                                    Wachovia Securities,  Inc., a securities and
                                    investment banking firm, since January 2000.
                                    From April 1999 through  December  1999, Mr.
                                    Morgan was  employed as  Chairman  and Chief
                                    Executive  Officer of  Wachovia  Securities,
                                    Inc. Mr. Morgan was employed as Chairman and
                                    Chief       Executive       Officer       of
                                    Interstate/Johnson       Lane,      Wachovia
                                    Securities'  predecessor,  from 1990 to 1999
                                    and led the transition  during the merger of
                                    Interstate/Johnson    Lane   and    Wachovia
                                    Securities in 1999.


Nominees for Two New and Two Current Class I Directors Whose Terms Will Expire
------------------------------------------------------------------------------
in 2003
-------

Mary Davis Holt (49)                MARY DAVIS HOLT has been with Time Inc.  for
                                    28 years where she has held the positions of Chief Operations Officer of Time Life Inc., a direct-marketing media company, since 1992 and Senior Executive Vice President of Time
                                    Life since 1999. Ms. Holt was employed by Time Life as Chief Operating Officer and
                                    Executive Vice President of Time-Life Kids and Time-Life Education from 1996 to 1999, and as President of Time Life Books from 1991 to 1992.

Togo D. West, Jr. (57)              TOGO  WEST  has  served  as   Secretary   of
                                    Veterans   Affairs   and  a  member  of  the
                                    President's Cabinet since 1998. He served as
                                    Secretary of the Army from 1993 to 1998. Mr.
                                    West is an attorney who has practiced with the law firm of Covington and Burling in Washington, D.C. and has been a partner of Patterson, Belknap, Webb & Tyler. He has been General Counsel of the Department of Defense, General Counsel of the Department of the Navy and has served with the U.S.
                                    Department of Justice. Prior to his most recent government service, Mr. West was Senior Vice President for Government Affairs for the Northrop Corporation, an aerospace and defense systems company.

Frank E. Guthrie (61)               FRANK E.  GUTHRIE  has  been a Krispy  Kreme
                                    director  since  February  1994. Mr. Guthrie
                                    has been  President of Magic City  Doughnuts
                                    Corp.,  our Orlando area  franchisee,  since
                                    1998,  and co-owns that company with another
                                    one of our directors, Mr. McCoy. He has also
                                    been  President  and owner of  Classic  City
                                    Doughnuts   Corp.,   our   Athens,   Georgia
                                    franchisee, since 1992. Additionally, he has been employed by Augusta Doughnut Company, our Augusta, Georgia franchisee, in various capacities since 1961, and he is currently its President and majority owner.

Robert L. Mccoy (50)                ROBERT  L.  MCCOY  has been a  Krispy  Kreme
                                    director since February 1994. Mr. McCoy has been President and majority owner of Gulf
                                    Florida Doughnut Corp., our Tampa, Florida franchisee, since November 1983, and he is Vice President and co-owner of Magic City
                                    Doughnuts with Mr. Guthrie.

About the Continuing Directors
------------------------------

         The following information as of May 22, 2000 has been furnished by the continuing directors who are not up for election at this Annual Meeting. Except as otherwise indicated, the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Name (Age)                            Information About the Continuing Directors
----------                            ------------------------------------------


Class II Directors Whose Terms Expire in 2001
---------------------------------------------

Scott A. Livengood (47)             SCOTT  A.  LIVENGOOD  has been  employed  by
                                    Krispy  Kreme since 1978.  He was  appointed
                                    Chairman  of  the  Board  of   Directors  in
                                    October   1999.   He  has  served  as  Chief
                                    Executive Officer since February 1998 and as
                                    President  since  August  1992.  From August
                                    1992 to January 1998, Mr. Livengood was also
                                    Chief Operating Officer. He has served as a director since February 1994.

Joseph A. McAleer, Jr. (50)         JOSEPH A.  MCALEER,  JR. has been a director
                                    since  May  1988.   Mr.  McAleer  served  as
                                    Chairman of the Board of Directors and Chief
                                    Executive  Officer from September 1995 until
                                    his retirement  from Krispy Kreme in January
                                    1998.  He also served as President  from May
                                    1988   until   August   1992  and  as  Chief
                                    Operating Officer from May 1988 until August
                                    1992.  Mr.  McAleer is a  co-owner  with Mr.
                                    Smith,  another  one  of our  directors,  of
                                    Dallas  Doughnuts,   our  Dallas/Fort  Worth
                                    franchisee. Mr. McAleer is also manager and owner of Mackk LLC, our Mobile, Alabama franchisee. Mr. McAleer is the brother of John N. McAleer, Vice Chairman of our board of directors.

Steven D. Smith (47)                STEVEN D.  SMITH has been a  director  since
                                    April 1991.  Since April 1997, Mr. Smith has
                                    been  President,  and a  co-owner  with  Mr.
                                    Joseph A. McAleer, Jr., of Dallas Doughnuts.
                                    He has  also  been  President  and  majority
                                    owner   of   Dales   Doughnut   Corp.,   our
                                    Tallahassee   and   Panama   City,   Florida
                                    franchisee, since 1985 and Dales of Dothan, Inc., our Dothan, Alabama franchisee, since
                                    1991.  He has also been the Chief  Executive
                                    Officer and owner of Smiths Doughnuts Inc., our Tuscaloosa, Alabama franchisee, since
                                    1994.

Class III Directors Whose Terms Expire in 2002
----------------------------------------------

John N. McAleer (41)                JOHN N. MCALEER has been  employed by Krispy
                                    Kreme since 1981.  Mr. McAleer has served as
                                    Executive    Vice     President,     Concept
                                    Development  and  as  Vice  Chairman  of the
                                    Board of Directors  since  October  1999. He
                                    has also served as Executive Vice President,
                                    Brand  Development  from  March  1998  until
                                    October  1999,   Executive  Vice  President,
                                    Marketing  from August 1992 until March 1998
                                    and as  Senior  Vice  President,  Marketing,
                                    Real Estate and Construction  from September
                                    1990 until  August  1992.  Mr.  McAleer  has
                                    served as a director  since  September  1990
                                    and served as Chairman of the Board of Directors from February 1998 until October
                                    1999.  Mr.  McAleer  is the  brother  of Mr.
                                    Joseph A. McAleer, Jr., another member of the board of directors.

Robert L. Strickland (69)           ROBERT  L.  STRICKLAND  has been a  director
                                    since November 1998. Mr. Strickland retired as Chairman of the Board of Directors of Lowe's Companies, Inc., a home improvement retailer, in January 1998, after 41 years of service. He is still a director of Lowe's.
                                    Mr. Strickland is also a director of T. Rowe
                                    Price Associates, an investment management firm, and Hannaford Bros. Co., a supermarket chain.

Name (Age)                            Information About the Nominees
----------                            ------------------------------

William T. Lynch (57)               WILLIAM  T.  LYNCH,  JR. has been a director
                                    since   November  1998.  He  has  served  as
                                    President  and Chief  Executive  Officer  of
                                    Liam  Holdings  LLC, a marketing and capital
                                    management firm, since April 1997. Mr. Lynch
                                    retired  as  President  and Chief  Executive
                                    Officer  of Leo  Burnett  Co. in March  1997
                                    after serving with that advertising agency for 31 years.

Meetings and Committees of the Board
------------------------------------

         The Board of Directors meets on a regular basis to supervise, review, and direct Krispy Kreme's business and affairs. During our fiscal year ended January 30, 2000, the Board held ten meetings. The Board of Directors has established an Audit Committee and a Compensation Committee to which it has assigned certain responsibilities in connection with the governance and management of Krispy Kreme's affairs. Each of the directors attended at least 75% of the Board meetings during fiscal 2000.

         AUDIT COMMITTEE. The Audit Committee reviews our audited consolidated financial statements and accounting practices and considers and recommends the employment of, and approves the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services. Messrs. William T. Lynch, Jr., Steven D. Smith, Frank E. Guthrie and Robert J. Simmons comprise the members of the Audit Committee. The Audit Committee held 2 meetings during fiscal 2000. Mr. Robert J. Simmons attended one of the meetings of the Audit Committee during fiscal 2000. The remaining members of the Audit Committee attended both meetings of the Audit Committee during fiscal 2000.

         COMPENSATION COMMITTEE. The Compensation Committee is responsible for the review and approval of compensation of Krispy Kreme's executive officers and the employee benefit plans for all employees. Messrs. Robert L. Strickland, Robert L. McCoy, and Joseph A. McAleer, Jr. comprise the members of the Compensation Committee. The Compensation Committee held four meetings during fiscal 2000. Each of the members of the Compensation Committee attended at least 75% of the meetings of the Compensation Committee during fiscal 2000.

Directors' Compensation
-----------------------

         We compensate each director who is not an employee with an annual fee of $18,800. Beginning in our fiscal year ending January 28, 2001, this fee will be paid quarterly. Non-employee directors also receive additional fees of $300 per quarter for miscellaneous expenses and approximately $200 monthly for insurance coverage for themselves and their spouses. In addition to these fees, we reimburse each director for travel and other related expenses incurred in attending meetings of the Board of Directors.

         In fiscal 1999, we granted nonqualified stock options for 39,000 shares to each of Messrs. Frank E. Guthrie, William T. Lynch, Jr., Joseph A. McAleer, Jr., Robert L. McCoy, Robert J. Simmons, Steven D. Smith and Robert L. Strickland under Krispy Kreme's 1998 Stock Option Plan. These options vest ratably over a three-year period commencing on the grant date and have an exercise price of $5.18 per share. Options for 91,000 shares are currently exercisable.

                      APPROVAL OF 2000 STOCK INCENTIVE PLAN
                        (Item Number 2 On the Proxy Card)

Introduction to and Purpose of the 2000 Stock Incentive Plan
------------------------------------------------------------

         The Board of Directors recommends that shareholders approve the Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), adopted by the Board on June 6, 2000, subject to approval by the Company's shareholders. The Board of Directors is proposing that the Company's shareholders approve the Stock Incentive Plan for a number of reasons, including compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). See "Compliance with Section 162(m) of the Internal Revenue Code" below. The Stock Incentive Plan, if approved by shareholders, will be effective July 1, 2000 and will remain in effect until June 30, 2010, unless it is terminated by the Board at an earlier date.

         The Board of Directors of Krispy Kreme Doughnut Corporation previously adopted the Krispy Kreme Doughnut Corporation 1998 Stock Option Plan on August 5, 1998 (the "1998 Option Plan"), and the amendments to the 1998 Option Plan, effective March 1, 2000, and March 10, 2000, respectively. As of June 7, 2000, options for 2,085,000 shares of Common Stock had been granted under the 1998 Option Plan. A total of 1,913,000 shares were reserved originally for issuance under the 1998 Option Plan. By amendments effective March 1, 2000, and March 10, 2000, the Board of Directors increased the number of shares reserved to 2,225,000. Upon the approval of the Stock Incentive Plan, no additional options or other awards will be granted under the 1998 Option Plan.

         The Board of Directors believes that the Stock Incentive Plan will play an integral role in the ability of the Company to attract and retain employees and directors and to further align the interests of these people with the interests of our shareholders. Moreover, the Stock Incentive Plan should benefit the Company by closely aligning the interests of employees with the interests of the Company's shareholders.

         The following description of the material features of the Stock Incentive Plan is a summary and is qualified in its entirety by reference to the Stock Incentive Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Incentive Plan to each person to whom this proxy statement is delivered. The Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Eligibility
-----------

         Employees, non-employee directors and independent consultants and advisors of the Company and its subsidiaries may be granted awards under the Stock Incentive Plan. Awards are generally made at the discretion of the Compensation Committee of the Board of Directors. As of June 1, 2000, the Company estimates that approximately 125 employees of the Company and its subsidiaries will participate in the Stock Incentive Plan.

Description of Awards
---------------------

         GENERAL. Awards granted under the Stock Incentive Plan may be "incentive stock options" ("ISOs"), as defined in Section 422 of the Code, "nonqualified stock options" ("NQSOs"), stock appreciation rights ("SARs"), performance units, restricted stock (or units) and share awards.

         The Compensation Committee of the Board of Directors (or a subcommittee thereof) (the "Committee"), generally has discretion to set the terms and conditions of grants and awards, including the term, exercise price, and vesting conditions (including vesting based on the Company's performance); to select the persons who receive such grants and awards; and to interpret and administer the Stock Incentive Plan. The maximum number of shares of Common Stock with respect to which awards may be granted under the Stock Incentive Plan is 1,000,000 shares, plus 140,000 shares that remain available for grant under the 1998 Option Plan. The Stock Incentive Plan provides aggregate limits on grants of the various types of awards in the amount of 750,000 shares for ISOs and 300,000 shares, in the aggregate, for SARs, performance units, restricted stock and stock awards. The maximum number of shares for which options (ISOs and NQSOs) or SARs may be granted to any individual during any calendar year is 250,000 shares, subject to anti-dilution and similar provisions; provided, however, that to the extent the maximum permissible award is not made in a year, such amount may be carried over to subsequent years. The maximum number of shares for which restricted stock grants intended to be subject to Section 162(m) or performance units may be granted to any individual during any calendar year is 75,000 shares. The Board of Directors may at any time amend or terminate the Stock Incentive Plan, subject to applicable laws. The Company will pay the administrative costs of the Plan.

         OPTIONS. The Committee may grant ISOs only to employees of the Company, including officers. NQSOs may be granted to any person employed by or performing services for the Company, including non-employee directors. The option price for each option may be not less than 100% of the fair market value of the Common Stock subject to the option. ISOs are also subject to certain limitations prescribed by the Code, including the requirement that such options may not be granted to employees who own more than 10% of the combined voting power of all classes of voting stock (a "principal shareholder") of the Company, unless the option price is at least 110% of the fair market value of the Common Stock subject to the option. In addition, an ISO granted to a principal shareholder may not be exercisable more than five years from its date of grant.

         Full payment of the option price must be made when an option is exercised. The purchase price may be paid in cash or in such other form of consideration as the Committee may approve, which may include shares of Common Stock valued at their fair market value on the date of exercise, Company-provided loans, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A Participant will have no rights as a shareholder with respect to the shares subject to his Option until the Option is exercised.

         STOCK APPRECIATION RIGHTS. The Committee may grant an SAR in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. An SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee, which shall not be less than 100% of the fair market value of the Common Stock at the time the SAR is granted or the option exercise price of the related option. Such excess amount shall be payable in Common Stock, in cash, or in a combination thereof, as determined by the Committee.

         PERFORMANCE UNITS. The Committee may grant performance units (a right to receive a designated dollar amount of Common Stock or cash contingent on achievement of performance or other objectives). The full and/or partial payment of performance unit awards granted will be made only upon certification by the Committee of the attainment by the Company, over a performance period established by the Committee, of any one or more performance targets, which have been established by the Committee and which are based on objective criteria. No payment will be made if the targets are not met.

         RESTRICTED AND OTHER STOCK AWARDS. The Committee may grant restricted stock awards (a grant of Common Stock or the right to receive Common Stock, with such awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more performance or other objectives, as determined by the Committee ) or share awards (a grant of Common Stock). Any such awards shall be subject to such conditions, restrictions and contingencies as the Committee determines. These conditions may include, for example, a requirement that the Participant continue employment with the Company for a specified period or that the Company or the Participant achieve certain stated objectives.

Termination of Awards.
----------------------

         The terms of an award may provide that it will terminate, among other reasons, upon the holder's termination of employment or other status with the Company or its subsidiaries, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control. Also, the Committee may, within the terms of the Stock Incentive Plan, provide in the Award Agreement for the acceleration of vesting for any of the above reasons.

Compliance With Section 162(M) of the Internal Revenue Code
-----------------------------------------------------------

         A federal income tax deduction will generally be unavailable to the Company for annual compensation in excess of one million dollars paid to the chief executive officer and the four other most highly compensated officers of a public corporation. However, amounts that constitute "performance-based" compensation are not counted toward the one million dollar limit. The Committee may generally designate any award described above as intended to be "performance-based" compensation. Any awards so designated shall be conditioned on the achievement of one or more performance goals, as required by Section 162(m). The performance goals that may be used by the Committee for such awards shall be based on any one or more of the following performance measures, as selected by the Committee: earnings, earnings per share, earnings before interest, taxes and depreciation and amortization, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sales standards, EBITDA, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. Each goal may be based on or otherwise employ comparisons relating to capital, shareholders' equity and/or shares outstanding, investments or to assets or net assets. To satisfy the requirements that apply to "performance-based" compensation, these goals must be approved by the Company's shareholders, and approval of the Plan will also constitute approval of the foregoing goals.

Certain Federal Income Tax Consequences
---------------------------------------

         OPTIONS. Under current tax law, a holder of an ISO under the Stock Incentive Plan does not realize taxable income upon the grant or exercise of the ISO. (Depending upon the holder's income tax situation, however, the exercise of the ISO may have alternative minimum tax implications.) In general, a holder of an ISO will only recognize income at the time that Common Stock acquired through exercise of the ISO is sold or otherwise disposed of. In that situation, the amount of income that the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale or other disposition exceeds the option exercise price. If the optionee disposes of the stock after the required holding period -- that is, no earlier than a date that is two years after the date of grant of the option and one year after the date of exercise -- the income is taxed as capital gains. If disposition occurs prior to expiration of the holding period, the optionee will recognize ordinary income equal to the difference between the fair market value of the shares at the exercise date and the option exercise price; any additional increase in the value of option shares after the exercise date will be taxed as capital gain. The Company is generally entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

         An optionee will not realize income when an NQSO option is granted to him or her. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option exercise price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Thereafter, any additional gain recognized upon the disposition of the shares of stock obtained by the exercise of an NQSO will be taxed as short or long-term capital gain or loss, depending on the optionee's holding period. The Company will not experience any tax consequences upon the grant of an NQSO, but will be entitled to take an income tax deduction equal to the amount that the option holder includes in income when the NQSO is exercised.

         STOCK APPRECIATION RIGHTS. The grant of an SAR will not result in taxable income to the participant. Generally, upon exercise of an SAR, the amount of cash or the fair market value of Common Stock received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. If the SAR is settled in Common Stock, gains and losses realized by the participant upon the disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

         PERFORMANCE UNITS. A participant who has been granted a performance unit award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction. Generally, the participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares and the Company will be entitled to a corresponding deduction.

         RESTRICTED AND OTHER STOCK. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of stock subject to an award, or upon the issuance of shares in the case of a restricted stock award made in the form of units, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. Under certain circumstances, a participant may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date and the Company will be entitled to a corresponding deduction. The fair market value of unrestricted stock is taxable as compensation to the participant (and deductible by the Company) at the time the stock is transferred.

         WITHHOLDING OF TAXES. The Company may withhold amounts from participants to satisfy withholding tax requirements. Subject to guidelines established by the Committees, participants may have Common Stock withheld from awards or may tender Common Stock to the Company to satisfy tax withholding requirements.

         TAX ADVICE. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Stock Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Stock Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

NEW STOCK INCENTIVE PLAN BENEFITS

         As of June 6, 2000, no options or other awards have been granted under the Stock Incentive Plan. Future awards will be made at the discretion of the Committee. The number of options and awards that may be granted in the future to eligible participants is not currently determinable.

RECOMMENDATION OF THE BOARD

         The Board of Directors, which unanimously approved the Stock Incentive Plan, recommends a vote "FOR" approval of the Stock Incentive Plan.

          APPROVAL OF THE SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN
                        (Item Number 3 On the Proxy Card)

         The Board of Directors recommends that shareholders approve the Krispy Kreme Doughnuts, Inc. Senior Executive Incentive Compensation Plan (the "Executive Incentive Plan"), adopted by the Board on June 6, 2000, subject to approval by the Company's shareholders. The Executive Incentive Plan is a restatement of the Company's existing incentive bonus plan. Stockholder approval of the Executive Incentive Plan is sought in order to qualify the Executive Incentive Plan under Section 162(m) of the Internal Revenue Code, thereby allowing the Company to deduct for federal income tax purposes all compensation paid under the Executive Incentive Plan to the named executive officers. The Executive Incentive Plan ties the incentive compensation payable to the chief executive officer and other executive officers directly to the attainment of specific, objective performance targets, thereby aligning the interests of management with the interests of the Company's shareholders. The provisions of the Executive Incentive Plan are set forth below.

Eligibility
-----------

         Executive officers of Krispy Kreme at the level of senior vice-president and above shall be eligible to receive awards under the Executive Incentive Plan. Such executive officers include the Chief Executive Officer and the named officers. The eligible group is approximately eleven to fifteen persons. The Committee shall designate the executive officers who will participate in the Executive Incentive Plan each year.

Administration of the Executive Incentive Plan
----------------------------------------------

         The Executive Incentive Plan shall be administered by the Compensation Committee (or a subcommittee thereof) of the Board of Directors, consisting of two or more outside directors (the "Committee"). The Committee shall have the sole discretion to interpret the Executive Incentive Plan; approve a pre-established objective performance measurement or measures annually; certify the level to which each performance measure was attained prior to any payment under the Executive Incentive Plan; approve the amount of awards made under the Executive Incentive Plan; determine who shall receive any payment under the Executive Incentive Plan; and determine when, and in what form, such payments shall be made.

         The Committee shall have full power and authority to administer and interpret the Executive Incentive Plan and to adopt such rules, regulations and guidelines for the administration of the Executive Incentive Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Executive Incentive Plan and all actions taken and determinations made by the Committee shall be conclusive and binding on all parties concerned, including Krispy Kreme, its stockholders and any person receiving an award under the Executive Incentive Plan.

Awards
------

         The Committee shall establish annual incentive award targets for Executive Incentive Plan participants. The Committee shall also establish quantifiable annual performance targets which must be achieved in order for an award to be earned under the Executive Incentive Plan. Such targets may be either absolute or relative and shall be based on earnings, earnings per share, earnings before interest, taxes and depreciation and amortization, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sales standards, EBITDA, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. The specific performance targets for each participating executive officer shall be established in writing by the Committee within 90 days after the commencement of the fiscal year (or within such other time period as may be required by ss. 162(m) of the Internal Revenue Code) to which the performance target relates. The performance target shall be established in such a manner that a third party having knowledge of the relevant facts could determine whether the performance goal has been met. The Committee is not precluded from paying annual bonuses outside of the Executive Incentive Plan.

         Awards shall be payable following the completion of each fiscal year upon written certification by the Committee that Krispy Kreme achieved the specified performance targets established for the participating executive officer. The maximum award which may be paid to any participant in the Executive Incentive Plan for a plan year is $900,000.

Effective Date, Amendments and Termination
------------------------------------------

         The Executive Incentive Plan became effective on January 31, 2000, subject to approval by the stockholders of Krispy Kreme at the 2000 Annual Meeting of Stockholders. The Committee may at any time terminate or from time to time amend the Executive Incentive Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any awards previously made under the Executive Incentive Plan. However, unless the stockholders of Krispy Kreme shall have first approved thereof, no amendment of the Executive Incentive Plan shall be effective which would increase the maximum amount which can be paid to any one executive officer under the Executive Incentive Plan in any fiscal year, which would change the specified performance goals for payment of awards, or which would modify the requirement as to eligibility for participation in the Executive Incentive Plan.

Recommendation of the Board
---------------------------

         The  Board of  Directors,  which  unanimously  approved  the  Executive
Incentive  Plan,  recommends a vote "FOR"  approval of the  Executive  Incentive
Plan.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
                        (Item Number 4 On the Proxy Card)

Purpose of the Employee Stock Purchase Plan
-------------------------------------------

         The Board of Directors recommends that shareholders approve the Krispy Kreme Doughnuts, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"), adopted by the Board on June 6, 2000, subject to the approval of the Company's shareholders. While all employees are eligible, the Stock Purchase Plan is targeted to the Company's non-executive employees. Effective August 1, 2000, it allows eligible employees to purchase stock in accordance with Section 423 of the Internal Revenue Code of 1986, as amended.

         The Board believes that by enabling employees to purchase Company stock conveniently and efficiently, the Stock Purchase Plan will benefit the Company by (i) assisting it in recruiting and retaining the services of qualified employees with capability and initiative, (ii) providing greater incentive for employees and (iii) aligning the interests of employees with those of the Company and its shareholders through opportunities for increased stock ownership.

         The more significant features of the Stock Purchase Plan are described below; however, the following description of the Stock Purchase Plan is not intended to be complete and is qualified in its entirety by the complete text of the Stock Purchase Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Purchase Plan to each person to whom a copy of this proxy statement is delivered.

         The Stock Purchase Plan must be approved by the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

Administration
--------------

         The Compensation Committee of the Board of Directors or its designee will administer the Stock Purchase Plan. The Compensation Committee will have complete authority to interpret the provisions of the Stock Purchase Plan, to prescribe the forms that are used under the Stock Purchase Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Stock Purchase Plan and to make all other determinations necessary or advisable for the administration of the Stock Purchase Plan.

Eligibility
-----------

         Each employee of the Company or any subsidiary who works at least 20 hours per week is eligible to participate in the Stock Purchase Plan as of the first January 1, April 1, July 1, or October 1 after he completes 12 months of employment. Directors who are employees of the Company or any subsidiary are eligible to participate in the Stock Purchase Plan.

Enrollment
----------

         Each eligible employee may elect to participate in the Stock Purchase Plan during the applicable enrollment period. The enrollment period is the month preceding each quarterly Date of Grant. An eligible employee who elects to participate in the Stock Purchase Plan is referred to as a "Participant."

Terms and Conditions of Stock Purchases
---------------------------------------

         PURCHASE RIGHTS. Each individual who is a Participant on a Date of Grant will be granted an option to purchase shares (a "Purchase Right") as of that Date of Grant. As noted above, the term "Date of Grant" means the first day of each calendar quarter during the term of the Stock Purchase Plan. The number of shares of Common Stock subject to such Purchase Right will be determined by dividing the purchase price (as described below) into the balance credited to each Participant's account from payroll deductions as of the Date of Exercise next following the Date of Grant. The "Date of Exercise" means the last day of each quarter.

         PURCHASE PRICE. The purchase price per share for Common Stock purchased on the exercise of a Purchase Right shall be the lesser of (i) the fair market value of the Common Stock on the applicable Date of Grant and (ii) the fair market value of the Common Stock on the applicable Date of Exercise.

         EXERCISE. Unless a Participant withdraws from the Stock Purchase Plan, each Purchase Right will be exercised automatically on each Date of Exercise for the number of whole shares of Common Stock that may be purchased at the purchase price for that Purchase Right. The balance of any accumulated payroll deductions credited to the Participant's account will be held for the following purchase period unless the Participant withdraws from the Stock Purchase Plan. Fractional shares will not be issued under the Stock Purchase Plan.

         PAYMENT. The purchase price for shares of Common Stock is accumulated by payroll deductions from the Participant's base compensation each payroll period and credited to the Participant's account under the Stock Purchase Plan. The amount of the deduction is equal to a whole percentage of the Participant's base compensation which is at least one percent (1%), but not greater than twenty percent (20%), as specified by the Participant on an election form. A Participant may not alter the amount of payroll deduction on or after the applicable Date of Grant except in the case of a termination of employment.

         WITHDRAWAL. A Participant may discontinue his or her participation in the Stock Purchase Plan at any time by giving written notice to that effect in accordance with reasonable administrative rules established by the Company.

         TRANSFERABILITY. Purchase Rights granted under the Stock Purchase Plan are nontransferable except by will or the laws of descent and distribution. No right or interest of a Participant in any Purchase Right may be liable for, or subject to, any lien, obligation or liability of the Participant.

         SHAREHOLDER RIGHTS. No Participant will, as a result of the grant of a Purchase Right, have any rights as a shareholder until the applicable Date of Exercise.

Shares Subject to Plan
----------------------

         Upon the exercise of a Purchase Right, the Company may issue shares from its authorized but unissued Common Stock or may purchase shares on the open market. The maximum aggregate number of shares of Common Stock that may be issued under the Stock Purchase Plan is 500,000 shares. If a Purchase Right is terminated for any reason other than its exercise, the number of shares of Common Stock allocated to the Purchase Right may be reallocated to other Purchase Rights to be granted under the Stock Purchase Plan. In the event that
(a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations or (ii) engages in a transaction to which Section 424 of the Internal Revenue Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action, then the maximum number of shares as to which Purchase Rights may be granted under the Stock Purchase Plan will be adjusted, and the terms of outstanding Purchase Rights will be adjusted, as the Committee determines to be equitably required.

Amendment and Termination
-------------------------

         No Purchase Rights may be granted under the Stock Purchase Plan after July 31, 2010. The Board may, without further action by shareholders, terminate or suspend the Stock Purchase Plan prior to that date. The Board also may amend the Stock Purchase Plan except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Purchase Plan (except as described above in the event of a recapitalization, etc.) or changes the class of individuals who may participate in the Stock Purchase Plan will become effective until it is approved by shareholders.

Federal Income Tax Consequences
-------------------------------

         The Company has been advised by counsel regarding the federal income tax consequences of the Stock Purchase Plan. No income will be recognized by a Participant upon the grant or the exercise of a Purchase Right. A Participant will recognize income if and when he disposes of the shares acquired under the Purchase Right. If the disposition does not occur within two years after the grant of the Purchase Right or within one year after the exercise of the Purchase Right (the "Purchase Right holding period"), the Participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of the sale or disposition over the purchase price or (ii) an amount equal to fifteen percent of the fair market value of the shares as of the applicable Date of Grant. Any additional gain will be treated as capital gain.

         If Common Stock acquired under a Purchase Right is disposed of prior to the end of the Purchase Right holding period, the Participant will recognize, as ordinary income, the difference between the fair market value of the Common Stock on the applicable Date of Exercise and the purchase price. Any gain in excess of that amount will be characterized as capital gain.

         The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of a Purchase Right unless the Participant disposes of the Common Stock acquired thereunder prior to the expiration of the Purchase Right holding period. In that event, the employer corporation (the Company or a subsidiary), generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the Participant.

Recommendation of the Board
---------------------------

         The Board of Directors, which unanimously approved the Stock Purchase Plan, recommends a vote "FOR" approval of the Stock Purchase Plan.

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
                        (Item Number 5 On the Proxy Card)

         Upon recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP, independent public accountants, to audit Krispy Kreme's accounts for its fiscal year ending January 28, 2001. PricewaterhouseCoopers LLP audited the accounts of the Company for fiscal 2000 and has served as independent public accountants to Krispy Kreme since 1992. While ratification by the shareholders of this appointment is not required by law or by Krispy Kreme's Articles of Incorporation or Bylaws, Krispy Kreme's management believes that such ratification is desirable. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         The Board of Directors recommends a vote "FOR" ratification of PricewaterhouseCoopers LLP as independent public accountants to the Company.

                               EXECUTIVE OFFICERS

         The following information as of May 22, 2000 has been furnished by the executive officers who are not serving as directors. Except as otherwise indicated, the officers have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

Name (Age)                         Information About the Executive Officer
----------                         ---------------------------------------

J. Paul Breitbach (62)              J.  PAUL  BREITBACH  has  been  employed  by
                                    Krispy   Kreme   since   November   1992  as
                                    Executive    Vice    President,     Finance,
                                    Administration and Support Operations.  From
                                    1973 to November 1992,  Mr.  Breitbach was a
                                    partner  at the  accounting  firm  of  Price
                                    Waterhouse,   and  from  1983  to  1992  was
                                    managing     partner    of    that    firm's
                                    Winston-Salem,  North Carolina office.  From
                                    1987  to  1992 he was  also  group  managing
                                    partner for all Price Waterhouse  offices in
                                    North  Carolina  and  South  Carolina.   Mr.
                                    Breitbach is a certified public accountant.

Name (Age)                            Information About the Executive Officer
----------                            ---------------------------------------

Margaret M. Urquhart (50)           MARGARET M.  URQUHART  has been  employed by
                                    Krispy Kreme as Executive Vice President and
                                    Chief Operating Officer since December 1999.
                                    Prior to joining Krispy Kreme,  Ms. Urquhart
                                    was President of Lowes Foods,  a supermarket
                                    chain,  since November 1995.  From July 1993
                                    until  November   1995,  Ms.   Urquhart  was
                                    President of Spurwink  Consulting  Group,  a
                                    consulting firm advising  national  consumer
                                    goods     manufacturers    and    retailers.
                                    Previously, she was employed for 17 years in various capacities with Hannaford Bros. Co., a supermarket chain, including as President of its subsidiary, Wellby Super Drug Stores.

Randy S. Casstevens (34)           RANDY S.  CASSTEVENS  has been  employed  by
                                    Krispy Kreme since 1993. Mr.  Casstevens has
                                    served as Senior  Vice  President,  Finance,
                                    since  April  1998  and as  Secretary  since
                                    November  1995.   Prior  to  joining  Krispy
                                    Kreme, Mr.  Casstevens was employed by Price
                                    Waterhouse from 1987 to 1993. Mr. Casstevens is a certified public accountant.

L. Stephen Hendrix (50)             L.  STEPHEN  HENDRIX  has been  employed  by
                                    Krispy  Kreme  since  January   1978.   From
                                    October  1993 to  March  1995,  Mr.  Hendrix
                                    served    as    Senior    Vice    President,
                                    Development.   Mr.  Hendrix  has  served  as
                                    Senior  Vice  President,  Company  Store and
                                    Associate Operations, since March 1995.

Michelle P. Parman (38)             MICHELLE  P.  PARMAN  has been  employed  by
                                    Krispy Kreme since 1993. Ms. Parman has served as Senior Vice President, Corporate
                                    Development since April 1998. Previously, she served as Vice President, Strategic
                                    Planning.  Before joining Krispy Kreme,  Ms.
                                    Parman was employed by Price Waterhouse from 1984 to 1993. Ms. Parman is a certified public accountant.

Robert H. Vaughn, Jr. (43)          ROBERT H. VAUGHN,  JR. has been  employed by
                                    Krispy  Kreme since March 1998.  Mr.  Vaughn
                                    has served as Senior  Vice  President,  Area
                                    Developer  Operations  since  December 1999.
                                    Previously,   he  served   as  Senior   Vice
                                    President, Sales and Marketing. From January
                                    1993 to March 1998, Mr. Vaughn was President of Gullwing Productions, a licensed apparel company. Mr. Vaughn also served in various capacities with Hanes Printables, a printed and embroidered sportswear manufacturer and a division of Sara Lee Knit Products and the Sara Lee Corporation, from September 1987 until November 1992.

Philip R.S. Waugh, Jr. (39)         PHILIP R.S. WAUGH,  JR. has been employed by
                                    Krispy  Kreme since May 1993.  He has served
                                    as   Senior   Vice   President,    Franchise
                                    Development since April 1998. Previously, he
                                    served as Vice President,  Franchising. From
                                    October 1991 until he joined  Krispy  Kreme,
                                    Mr.   Waugh   served   as  Vice   President,
                                    Corporate  Banking  with  Southern  National
                                    Bank of  North  Carolina.  From  1982  until
                                    October   1991,   he   served   in   various
                                    capacities  with  Wachovia  Bank,  N.A.  Mr.
                                    Waugh is a co-owner of Midwest Doughnuts, LLC, our Kansas City franchisee.

Name (Age)                            Information About the Executive Officer
----------                            ---------------------------------------

Stan L. Parker (40)                 STAN L.  PARKER has been  employed by Krispy
                                    Kreme  since  August  1998.  Mr.  Parker has
                                    served as Senior Vice  President,  Marketing
                                    since March 2000.  Previously,  he served as
                                    Vice President, Marketing. From June 1988 to
                                    August 1998,  Mr. Parker served in a variety
                                    of   marketing   and   strategic    planning
                                    positions with Sara Lee Corporation working on the Hanes, Hanes Her Way, and Champion brands. His last position at Sara Lee was Vice President of Hanes Kidswear.

Darryl T. Williams (38)             DARRYL  T.  WILLIAMS  has been  employed  by
                                    Krispy Kreme as Senior Vice President, Sales since March 2000. Mr. Williams served as
                                    Vice  President,  Sales of Sara Lee  Branded
                                    Apparel, a division of Sara Lee Corporation, from January 1993 to March 2000.

                             EXECUTIVE COMPENSATION

         The table below provides information concerning the total compensation received for services rendered to Krispy Kreme during its fiscal year ended January 30, 2000 by our chief executive officer and Krispy Kreme's four other highest paid executive officers, who are referred to as the named officers. "Other annual compensation" includes perquisites and other personal benefits paid to each of the named officers, such as automobile allowances, club dues and medical insurance premiums.

         Amounts under "LTIP Payouts" represent bonuses paid to cover loan repayments due to Krispy Kreme in connection with the recognition of income upon the conversion of the Long-Term Incentive Plan, or LTIP, by the named officer. "All Other Compensation" represent the dollar value of bonuses credited to the named officers under the Company's stock bonus plans.

Fiscal 2000 Summary Compensation Table
--------------------------------------

                                                                                      Long-term
                                                 Annual Compensation                Compensation
                                          -----------------------------------       ------------
                                                                 Other Annual                           All Other
Named Officer                              Salary     Bonus      Compensation        Ltip Payouts      Compensation
-------------                              ------     -----      ------------        ------------      ------------
Scott A. Livengood..............         $332,446   $450,339       $66,751             $151,098          $46,331
   Chairman of the Board,
   President and Chief Executive
   Officer
J. Paul Breitbach...............          234,731    298,611        57,547              162,434           33,169
   Executive Vice President,
     Finance, Administration and
     Support Operations
John N. McAleer.................          199,845    254,232        52,903               80,636           28,240
   Vice Chairman of the Board and
     Executive Vice President,
     Concept Development
L. Stephen Hendrix..............          130,091    125,877        31,824               35,729           16,534
   Senior Vice President,
   Company Store and Associate
   Operations
Robert H. Vaughn, Jr............          139,792    133,377         3,372                   --           16,425
   Senior Vice President, Area
     Developer Operations

Stock Options
-------------

         In fiscal 1999, we established the 1998 Stock Option Plan. Under the terms of the plan, as amended, 2,153,000 shares of our common stock are reserved for issuance to employees and directors. Grants may be made to participants in the form of either incentive stock options or nonqualified stock options. A board committee is granted discretion to administer the plan. Options granted to employees under the plan vest ratably over a three-year period commencing with the second anniversary of the grant date. Options granted to directors under the plan vest ratably over a three-year period commencing on the grant date of the options.

         In fiscal 1999, 1,558,000 options were granted to all employees as a group, and 273,000 options were granted to non-employee directors. All such grants were made under our 1998 stock option plan, as amended, and are nonqualified stock options. The options are for a term of ten years. Because the Board of Directors reduced the number of shares for which an option was granted to Mr. Livengood in order to make grants to other employees, the Board determined that any forfeitures of options by participants for any reason will be granted to Mr. Livengood, up to a maximum of 140,000 shares. No options were granted to the named officers in fiscal 2000.

         The following table shows information concerning stock options held by each of the named officers at January 30, 2000. None of the named officers held exercisable options as of that date. The value of unexercised in-the-money options assumes the fair value at fiscal year end was our initial public offering price on April 4, 2000 of $21.00 per share.

    Fiscal Year End Option Values
    -----------------------------

                                                                 Common Shares                    Value of
                                                             Underlying Unexercised     Unexercised In-money Options
Named Officer                                              Options At Fiscal Year End        At Fiscal Year End
-------------                                              --------------------------        ------------------
Scott A. Livengood..................................                  580,000                    $9,175,600
J. Paul Breitbach...................................                  150,000                     2,373,000
John N. McAleer.....................................                  150,000                     2,373,000
L. Stephen Hendrix..................................                   60,000                       949,200
Robert H. Vaughn, Jr................................                   60,000                       949,200


Retirement Income Plan for Key Employees
----------------------------------------

         Effective May 1, 1994, we established a noncontributory, nonqualified defined benefit pension plan known as the Retirement Income Plan for Key Employees for certain of our key employees. The benefits under the retirement plan are based on years of service after 1993 and average final compensation during the employee's career.

         The  following  table  shows  estimated   annual  benefits  payable  to
participants in the retirement plan upon retirement at age 65 at the specified remuneration in the various years of service classifications:

    Retirement Plan Table
    ---------------------

                                                                     Years of Service
                                                 ---------------------------------------------------------
Final Average Compensation                         15               20               25              30
--------------------------                       -------          -------          --------       --------
$100,000                                         $15,000          $20,000          $ 25,000       $ 30,000
$200,000                                          30,000           40,000            50,000         60,000
$300,000                                          45,000           60,000            75,000         90,000
$400,000                                          60,000           80,000           100,000        120,000


         Except for Mr. Vaughn, each of the named officers has five years of credited service. Final average compensation is based solely on the officer's salary. Benefits are computed on a straight-life annuity basis and are not subject to any deductions.

Other Compensation
------------------

CONVERSION OF THE LONG-TERM INCENTIVE PLAN

         The Employees' Long-Term Incentive Plan, or the LTIP, enabled eligible employees to defer some or all of bonuses earned under our incentive compensation plans. The deferred amounts were converted to units of phantom stock based on a formula contained in the LTIP. The phantom stock units granted under the LTIP were credited with dividends in a manner identical to our common stock. Pursuant to the terms of the LTIP, a participant's account was to be distributed to him in accordance with the deferral election made by the participant.

         In fiscal 1999, we determined that it was in Krispy Kreme's best interest to liquidate the LTIP. Accordingly, we undertook a conversion program whereby phantom stock units under the LTIP were converted into an equivalent number of actual shares of Krispy Kreme common stock. Participants who elected to participate in the conversion received a distribution of shares of our common stock. Non-participants received a cash payout.

         Because the distribution of shares of our common stock pursuant to the conversion triggered recognition of income for participants, we established a loan program by which we made 10-year loans with fixed 6% rates of interest available to senior executive participants in an amount equal to 45% of the amount of income recognized as a result of the conversion. Pursuant to this program, we extended loans to the following officers and directors on August 31, 1998:

                                                                                             Amount Outstanding
Officer or Director                                            Principal Amount           as of January 30, 2000
-------------------                                            ----------------           ----------------------
Scott A. Livengood..................................                $449,730                      $415,610
J. Paul Breitbach...................................                 532,279                       491,897
John N. McAleer.....................................                 261,406                       241,574
L. Stephen Hendrix..................................                 124,663                       115,205
Joseph A. McAleer, Jr...............................                 504,390                       466,123

         Some of our other officers and directors also received loans of less than $60,000. Although we are not legally obligated to do so, we have paid and intend to pay supplemental bonuses to the participants over the ten-year period of the loan in an amount necessary to enable the participant to make the loan payment due us after payment of federal and state taxes. The amounts shown in the "Fiscal 2000 Summary Compensation Table" under the "LTIP Payouts" column reflects the bonuses paid to the named officers in that year.

STOCK BONUS PLAN

         Effective February 1, 1999, we established a stock bonus plan. The stock bonus plan provides that Krispy Kreme, in its discretion, may make annual contributions to the plan. Contributions will be made either in the form of Krispy Kreme stock or, if made in cash, invested primarily in Krispy Kreme stock. Company contributions are allocated to eligible employees based on a specific percentage of compensation.

SUPPLEMENTAL RETIREMENT PLAN

         Effective February 1, 1999, we established a nonqualified supplemental retirement plan for certain management employees. This plan has two components. It provides for "make-whole" contributions to certain management employees whose benefits under the stock bonus plan are limited as a result of legal restrictions on the amount of compensation that can be taken into account under the stock bonus plan. Under this component of this plan, we intend to make a contribution consistent with the contribution made for participants in the stock bonus plan. Contributions will be made in the form of Krispy Kreme stock, or if made in cash, invested primarily in Krispy Kreme stock. In the future, we anticipate that the plan will also provide eligible participants with the opportunity to defer the same percentage of compensation that nonhighly compensated employees can defer under our 401(k) plan.

         We funded the stock bonus plan and the stock bonus component of the supplemental retirement plan for fiscal 2000 by contributing 144,737 shares of stock contemporaneously with our initial public offering on April 4, 2000. Amounts credited to the named officers for stock bonuses in fiscal 2000 are shown under the "All Other Compensation" column in the "Fiscal 2000 Summary Compensation Table."

RESTRICTED STOCK PLAN

         In November 1993 and April 1994, the Board of Directors authorized the issuance of 252,900 and 50,000 shares of restricted stock, respectively, to some of our directors and officers. We made loans to each of the participants for the purchase of these restricted shares. The loans were repaid over a four to six year period and bore interest at 6% per annum. All of these loans have been repaid and all restrictions on the purchased shares have lapsed. The following named officers received loans to purchase restricted stock: Scott A. Livengood -- $155,311; J. Paul Breitbach -- $116,652; and John N. McAleer -- $52,844. Some
of our other directors also received loans in amounts not exceeding $60,000. We paid the restricted stock plan participants a bonus each year equal to the installment due on the loan.

AREA DEVELOPER EQUITY FUND

         In March 2000, we established a pooled investment fund, the Krispy Kreme Equity Group, LLC, which invests in new area developers in certain markets. Krispy Kreme officers are eligible to invest in the fund. Members of our Board of Directors who are not Krispy Kreme officers are not eligible to invest in the fund. Krispy Kreme does not provide any funds to its officers to invest in the fund or provide guarantees for the investment. The fund invests exclusively in new area developers, obtaining up to a five percent interest in them. If any member of the fund withdraws, the fund has a right of first refusal with respect to the withdrawing member's interest. The remaining members then have the right to purchase any interest the fund does not purchase. Finally, Krispy Kreme is obligated to purchase any remaining interest. Members are required to withdraw from the fund in the event of their death, termination of employment with Krispy Kreme, or retirement.

Executive Contracts, Termination and Change-in-control Arrangements
-------------------------------------------------------------------

EMPLOYMENT CONTRACTS

         Krispy Kreme has entered into employment agreements with the following named officers:

         SCOTT A. LIVENGOOD. Mr. Livengood's employment agreement expires on August 10, 2002. Commencing on August 10, 2000, the term of the agreement is automatically extended for successive one-year periods each year as of August 10, unless Krispy Kreme notifies him, on or before that date each year, that his term is not being extended. Mr. Livengood will receive a salary of $375,000 for fiscal 2001 and is eligible for annual increases and a performance-based bonus.

         Additionally, Mr. Livengood receives non-incentive compensation in the amount of $5,081 per month. He is entitled to participate in and receive other employee benefits which may include, but are not limited to, benefits under any life, health, accident, disability, medical, dental and hospitalization insurance plans, use of a company automobile or an automobile allowance, and other perquisites and benefits as are provided to senior managers.

         Mr. Livengood's employment agreement may be terminated by Krispy Kreme for good cause. If the agreement is terminated without good cause, Mr. Livengood is entitled to a severance payment consisting of:

      o An amount equal to his current annual base salary and non-incentive compensation through the expiration date of the agreement

      o A lump sum payment, payable within 30 days of termination, equal to his current monthly base salary multiplied by the number of months between the month of discharge and the preceding August, inclusive

      o A lump sum payment, payable within 30 days of termination, equal to three times Mr. Livengood's bonus, calculated at 50% of his annualized base salary for the then current fiscal year, and discounted at the rate of 6% per annum

         Mr. Livengood is entitled to the same payments if he terminates his employment after a change in control of Krispy Kreme and his duties or responsibilities with Krispy Kreme are diminished, or he is required to relocate or Krispy Kreme fails to maintain his corporation or benefits levels.

         If Mr. Livengood's employment is terminated by reason of death, retirement or voluntary termination, Krispy Kreme will pay him or his estate his base salary, non-incentive compensation, bonuses and benefits through the expiration date of the agreement. In the event he dies, his estate will be paid a $5,000 benefit. In the event Mr. Livengood's employment is terminated by reason of disability, Krispy Kreme will pay his base salary, non-incentive compensation, bonuses and benefits for a period of six months following the date of disability. In addition, if Mr. Livengood is terminated for any reason other than by voluntary termination or upon a change in control of Krispy Kreme (whether or not he terminates employment), his outstanding stock options will fully vest.

         Krispy Kreme will also pay Mr. Livengood an additional amount equal to any excise tax he is required to pay due to any payments under his agreement constituting "excess parachute payments" under the Internal Revenue Code, as well as any additional income taxes or excise taxes imposed on such payments.

         In the event Mr. Livengood's employment is terminated for good cause or he terminates voluntarily, Mr. Livengood will be subject to a non-compete agreement for a period of two years following the termination. During this two year period, Mr. Livengood will be prohibited from engaging in the business of making and selling doughnuts and complementary products within certain defined geographical areas. This prohibition does not apply, however, to Mr. Livengood's development rights described in "Related Party Transactions."

         JOHN N. MCALEER. Mr. McAleer's employment agreement expires on August 10, 2002. Commencing on August 10, 2000, the term of this agreement is automatically extended for successive one-year periods each year as of August 10, unless Krispy Kreme notifies him, on or before that date each year, that his term is not being extended. Mr. McAleer will receive a salary of $214,000 for fiscal 2001 and is eligible for annual increases and a performance-based bonus. Additionally, Mr. McAleer receives non-incentive compensation in the amount of $3,927 per month. Mr. McAleer is entitled to participate in and receive other employee benefits and perquisites similar to those provided to Mr. Livengood, and the severance provisions for Mr. McAleer are also similar to Mr. Livengood's.

         J. PAUL BREITBACH. Mr. Breitbach's employment agreement expires on August 10, 2001. Commencing on August 10, 2000, the term of this agreement is automatically extended for successive one-year periods each year as of August 10, unless Krispy Kreme notifies him, on or before that date each year, that his term is not being extended. Mr. Breitbach will receive a salary of $252,000 for fiscal 2001 and is eligible for annual increases and a performance-based bonus. Additionally, Mr. Breitbach receives non-incentive compensation in the amount of $4,314 per month. Mr. Breitbach is entitled to participate in and receive other employee benefits and perquisites similar to those provided to Mr. Livengood, and the severance provisions for Mr. Breitbach are also similar to Mr. Livengood's.

TERMINATION ARRANGEMENTS

         On August 10, 1999, our Board of Directors approved the transfer to Mr. Livengood of some membership benefits to the Educational Foundation of the University of North Carolina at Chapel Hill upon Mr. Livengood's termination of service.

CHANGE-IN-CONTROL ARRANGEMENTS

         The option agreements under our stock option plan provide that all options become vested and exercisable upon a corporate reorganization, as defined in the stock option plan, provided that the executives Krispy Kreme employed on the date of that corporate reorganization remain employed by Krispy Kreme on the date of the corporate reorganization.

                           RELATED PARTY TRANSACTIONS

Associates' License Agreements With Related Parties
---------------------------------------------------

         We are parties to franchise agreements, referred to as associates' license agreements, with some of our directors. Our associates' license agreements permit the associate to sublicense the franchise to a company which is majority-owned and principally managed by the associate. Our director-associates have generally sublicensed in this manner. These agreements grant each associate a license to produce, market, package and sell Krispy Kreme doughnuts and other products in a specified territory.

         Each associate must purchase mixes and equipment from us and, as a result, we have outstanding accounts receivable, from time to time, with each of our associates. Additionally, our associates pay us franchise royalties. The table below shows sales to and royalties from our directors' affiliated franchise companies during the past fiscal year.

                                                               Year Ended
Director and Franchise Companies                            January 30, 2000
--------------------------------                            ----------------
                                                              in Thousands
Frank E. Guthrie:
   Augusta Doughnut Company..........................             $834
   Classic City Doughnuts Corp.......................              291
Frank E. Guthrie and Robert L. McCoy:
   Magic City Doughnuts Corporation..................            1,073
Joseph A. McAleer, Jr.:
   Mackk LLC.........................................            2,110
Joseph A. McAleer, Jr. and Steven D. Smith:
   Dallas Doughnuts..................................            1,335
Robert L. McCoy:
   Gulf Florida Doughnut Corp........................            2,416
Robert J. Simmons:
   Simac, Inc........................................              997
Steven D. Smith:
   Dales Doughnut Corp...............................              833
   Dale's Doughnuts of Dothan, Inc...................              315
   Smiths Doughnuts, Inc.............................              456

         Our agreement with Mr. Guthrie, which he has sublicensed to Magic City Doughnuts Corporation, obligates him to develop and operate a total of four stores in the Orlando, Florida area by December 31, 2001, one of which was open as of January 30, 2000. Mr. Guthrie co-owns Magic City Doughnuts with Mr. McCoy. Our agreement with Mr. Joseph A. McAleer, Jr., which he has sublicensed to Dallas Doughnuts, obligates him to develop and operate a total of eight stores in the Dallas/Fort Worth territory by December 31, 2003, one of which was open as of January 30, 2000. Mr. Joseph A. McAleer, Jr. co-owns Dallas Doughnuts with Mr. Smith.

         We are also parties to associates' license agreements with two brothers-in-law of Messrs. Joseph A. McAleer, Jr. and John N. McAleer, our Vice Chairman and Executive Vice President, Concept Development. Mr. William J. Dorgan operates stores in Biloxi and Gulfport, Mississippi through Dorgan's Doughnut Company, Inc. Total sales to and royalties from Dorgan's Doughnuts were $446,000 in fiscal 2000. Since September 1998, Pat Silvernail has operated two stores in Macon, Georgia through S&P of Macon, Inc. Total sales to and royalties from S&P of Macon were $1,031,000 in fiscal 2000.

The Kingsmill Plan
------------------

         In December 1994, we implemented a plan to provide franchise opportunities to corporate management, which we refer to as the Kingsmill Plan. Under the terms of the Kingsmill Plan, we agreed to make franchise opportunities available to members of corporate management who met our ordinary franchisee qualifications and to provide financial assistance in the form of collateral repurchase agreements and company guaranties of bank loans. We established similar franchise opportunity plans for store managers and associate operators. We have terminated the plan, except for existing participants with whom we have entered into or agreed to enter into a franchise agreement. The collateral repurchase agreements and guaranties we have made pursuant to the Kingsmill Plan are described below.

Development Rights of Officers and Directors
--------------------------------------------

         We entered into a letter agreement with Mr. Scott A. Livengood, our Chairman, President and Chief Executive Officer, on April 12, 1994. We granted Mr. Livengood the option to develop stores in Alamance, Durham and Orange Counties, North Carolina, and the State of Colorado pursuant to the Kingsmill Plan. Mr. Livengood subsequently relinquished his development rights to the State of Colorado and obtained the rights to develop stores in Northern California, also pursuant to the Kingsmill Plan. Mr. Livengood has released these rights in favor of Krispy Kreme in exchange for the right to purchase a proportionate minority interest (approximately 6.0%) in future joint ventures between Krispy Kreme and area developers, including the Northern California joint venture. Mr. Livengood will not be active in the management of the ventures while employed by Krispy Kreme. Also, he will not receive any financial assistance in any form from the Company under the Kingsmill Plan or any other arrangement. Additionally, the terms of the franchise agreements for these ventures will be consistent with other area developers.

         In August 1999, Mr. John N. McAleer, our Vice Chairman and Executive Vice President, Concept Development, obtained area development rights for the metropolitan areas of Portland and Seattle pursuant to the Kingsmill Plan. Mr. McAleer released these rights in favor of Krispy Kreme. Mr. McAleer owns a minority interest in a limited liability company to which Krispy Kreme has granted area development rights for the metropolitan areas of Portland, Seattle, Anchorage, Hawaii and Vancouver. Mr. McAleer will not be active in the management of the territory while employed by Krispy Kreme. Also, he will not receive any financial assistance in any form from the Company under the Kingsmill Plan or any other arrangement. Additionally, the terms of the franchise agreement for this territory will be consistent with other area developers.

         Pursuant to the Kingsmill Plan, we are a party to an area development agreement with Midwest Doughnuts, LLC, dated May 29, 1996. Mr. Philip R.S. Waugh, Jr., our Senior Vice President, Franchise Development, owns 50% of the membership interests in Midwest Doughnuts. Under the terms of the agreement, the area developer is required to open a minimum of four stores in the Kansas City territory, three of which were open as of January 30, 2000. The requirement to open a fourth store has been suspended. Total sales to and royalties from Midwest Doughnuts were $1.5 million in fiscal 2000.

Collateral Repurchase Agreements, Franchisee Guaranties and Other Agreements
----------------------------------------------------------------------------

         On December 21, 1998, we entered into collateral repurchase agreements in favor of Suntrust Bank, Central Florida, National association with respect to a loan incurred by Magic City Doughnut Corporation in the original principal amount of $435,000. Messrs. Frank E. Guthrie and Robert L. McCoy, two of our directors, co-own Magic City Doughnut Corporation. The loan is secured by the equipment used in the operation of a Krispy Kreme store located in Winter Park, Florida and a pledge of company stock owned by Mr. Guthrie, a trust of which Mr. McCoy is the sole trustee, and Mrs. Patricia B. McCoy, who is Mr. McCoy's spouse. In the event that the borrower defaults on the loan, we are obligated to repurchase the equipment at a purchase price equal to the lesser of $302,000 or the unpaid balance of the loan. We are also obligated to purchase the pledged shares from the bank at book value.

         On September 18, 1998, we entered into a guaranty agreement with Mr. Beattie F. Armstrong and Beattie F. Armstrong, Inc. for Mr. Pat Silvernail and his wife, Mrs. Shannon McAleer Silvernail, and S&P of Macon, Inc., our Macon, Georgia franchisee. Mrs. Silvernail is the sister of, and Mr. Silvernail is consequently a brother-in-law to, Mr. Joseph A. McAleer, Jr. and Mr. John N. McAleer. Under the terms of the agreement, we agreed to guarantee two loans in the combined original principal amount of $1.0 million obtained by the Silvernails and S&P of Macon to finance the purchase of a Krispy Kreme associates' license agreement and the two Macon stores.

         On March 31, 1998 and December 31, 1998, respectively, we entered into a collateral repurchase agreement and a guaranty agreement in favor of Bank of Blue Valley with respect to a loan in the amount of $765,000 incurred by Midwest Doughnuts under the terms of the Kingsmill Plan. Mr. Philip R.S. Waugh, Jr., who is our Senior Vice President, Franchise Development, is a 50% owner of Midwest Doughnuts. The loan is secured by the equipment used in the operation of a Krispy Kreme store located in Merriam, Kansas. In the event Midwest Doughnuts defaults on the loan, we are obligated to repurchase the equipment at a purchase price equal to the lesser of $335,000 or the unpaid portion of the loan used to fund the purchase of the pledged assets. In addition to our obligation under the collateral repurchase agreement, we are obligated under the guaranty agreement to pay the lender up to $205,000 in the event Midwest Doughnuts defaults on the loan. This loan has been repaid and we have been released from our obligations under both the collateral repurchase agreement and our guaranty agreement.

         On January 30, 1998, we entered into a collateral repurchase agreement in favor of Branch Banking and Trust Company with respect to loans incurred by Mackk, LLC in the maximum aggregate principal amount of $1.8 million. Mr. Joseph
A. McAleer, Jr. is the manager and owner of Mackk, LLC. The loans are secured in part by the equipment and other items of personal property used in the operation of three Krispy Kreme stores located in Mobile, Alabama. The loans are further secured by a pledge of shares of Krispy Kreme stock owned by Mr. McAleer. In the event that Mackk, LLC defaults on the loans, we are obligated to repurchase the equipment and personal property at a purchase price equal to the lesser of $325,000 or the unpaid portion of the loans used to fund the purchase of the pledged assets. We are also required to purchase the pledged shares from the bank at book value in the event of default. We have been released from our obligations under this collateral repurchase agreement.

         On January 2, 1998, we entered into a collateral repurchase agreement in favor of Branch Banking and Trust Company with respect to a loan incurred by the Brevard Tennis and Athletic Club, Incorporated and Mrs. Bonnie Silvey Vandegrift in the original principal amount of $326,000. Mrs. Vandegrift beneficially owns more than 5% of our outstanding stock and is the sister of Mr. Robert L. McCoy, one of our directors. The loan is secured by a pledge of Krispy Kreme stock personally owned by Mrs. Vandegrift. In the event that the borrower defaults on the loan, we are obligated to purchase the pledged shares from the bank at book value.

         On October 15, 1997, we entered into a collateral repurchase agreement and a guaranty agreement in favor of Bank of Blue Valley with respect to a loan in the amount of $765,000 incurred by Midwest Doughnuts under the terms of the Kingsmill Plan. The loan is secured by the equipment used in the operation of a Krispy Kreme store located in Overland Park, Kansas. In the event Midwest Doughnuts defaults on the loan, we are obligated to repurchase the equipment at a purchase price equal to the lesser of $205,000 or the unpaid portion of the loan used to fund the purchase of the pledged assets. In addition to our obligation under the collateral repurchase agreement, we are obligated under the guaranty agreement to pay the lender up to $300,000 in the event Midwest Doughnuts defaults on the loan. This loan has been repaid and we have been released from our obligations under both the collateral repurchase agreement and the guaranty agreement.

         On December 1, 1997, we entered into a commitment letter among Krispy Kreme, Branch Banking and Trust Company, Mr. Waugh and the other owners of Midwest Doughnuts pursuant to the Kingsmill Plan. Under the terms of the commitment letter, we agreed to guarantee loans obtained by Mr. Waugh and the other members of Midwest Doughnuts to finance the development of two Krispy Kreme stores in the Kansas City territory. Our maximum liability under the two guaranties was limited to $150,000. We have been released from these guarantees.

         On October 22, 1996, we entered into a collateral repurchase agreement in favor of Branch Banking and Trust Company with respect to a loan incurred by Gulf Florida Doughnut Corp. in the original principal amount of $180,000. Mr. McCoy, one of our directors, is the President and majority owner of Gulf Florida Doughnut Corp. The loan is secured by a pledge of Mr. McCoy's Krispy Kreme shares. In the event that the borrower defaults on the loan, we are obligated to purchase the pledged shares from the bank at book value.

         On May 29, 1996, we entered into a collateral repurchase agreement and a guaranty agreement in favor of The First National Bank of Olathe with respect to a loan in the amount of $905,000 incurred by Mr. Waugh and the other members of Midwest Doughnuts under the terms of the Kingsmill Plan. The loan is secured by the equipment used in the operation of a Krispy Kreme store located in Independence, Missouri. In the event Midwest Doughnuts defaults on the loan, we are obligated to repurchase the equipment at a purchase price equal to the lesser of $300,000 or the unpaid portion of the loan used to fund the purchase of the pledged assets. In addition to our obligation under the collateral repurchase agreement, we are obligated under the guaranty agreement to pay the lender up to $300,000 in the event Midwest Doughnuts defaults on the loan.

         On May 16, 1996, we entered into a guaranty agreement with Branch Banking and Trust Company for Mr. Waugh and the other members of Midwest Doughnuts pursuant to the Kingsmill Plan. Under the terms of the agreement, we agreed to guarantee a loan in the original principal amount of $200,000 obtained by Mr. Waugh and the other members of Midwest Doughnuts to finance expansion in the Kansas City market. Our maximum liability under the guaranty was limited to $175,000. We have been released from the guaranty.

         On March 1, 1996, we entered into a collateral repurchase agreement in favor of Wachovia Bank of North Carolina, N.A. with respect to two separate loans incurred by Mr. Steven D. Smith, one of our directors, in the original principal amounts of $310,000 and $900,000. The loans were secured by store equipment and other personal property and a pledge of Mr. Smith's Krispy Kreme shares. In the event of default, we were obligated to purchase the pledged shares from the bank at book value and to repurchase the equipment at a purchase price equal to the greater of its amortized cost or 20% of its original cost. Those loans have been fully repaid.

         On July 7, 1995, we entered into a collateral repurchase agreement in favor of First National Bank of Ohio with respect to a loan incurred by Simac, Inc. in the original principal amount of $340,000. Mr. Robert J. Simmons, a Krispy Kreme director, is the President and majority owner of Simac, Inc., our Akron, Ohio franchisee. The loan is secured by the equipment and personal property assets used in the operation of a Krispy Kreme store located in Middleburg Heights, Ohio. In the event that Simac, Inc. defaults on the loan, we are obligated to repurchase the bank's collateral at a purchase price equal to the lesser of the unpaid balance of the loan or the amortized cost of the pledged assets. On September 29, 1996, we leased the Middleburg Heights, Ohio store for a term of five years from Mr. Simmons and certain related parties. Under the terms of the lease we are required to pay annual rent in the amount of $72,000 and have the option to purchase the store for a total purchase price equal to $1.0 million.

         On February 25, 1994, we entered into an equipment repurchase and amendment to associates' license agreement with Mr. William J. Dorgan, a brother-in-law to Messrs. Joseph A. McAleer, Jr. and John N. McAleer. This agreement was in connection with financing in the aggregate amount of $1.2 million obtained by Mr. Dorgan and his wife, Mrs. Patricia M. Dorgan, from Branch Banking and Trust Company, relating to Mr. Dorgan's Biloxi and Gulfport, Mississippi franchises. Upon termination of Mr. Dorgan's associates' license agreement for any reason, we are obligated to repurchase some equipment used in the operation of Mr. Dorgan's stores at a purchase price of $350,000. We also executed a collateral repurchase agreement in favor of Branch Banking and Trust Company with respect to Krispy Kreme stock pledged by Mrs. Dorgan, who is a sister to Messrs. Joseph A. McAleer, Jr. and John N. McAleer, as collateral for the loan. Under the terms of the collateral repurchase agreement, in the event of default on the loan, we are required to repurchase the pledged common stock at book value and/or the equipment under the terms of the equipment repurchase agreement.

         On February 1, 1993, we entered into an equipment repurchase agreement and amendment to associate's license agreement with Mr. Smith, one of our directors. Upon termination of Mr. Smith's associates' license agreement for any reason, we are obligated to repurchase some equipment used in the operation of the franchise store in Dothan, Alabama at a purchase price equal to the greater of its amortized cost or 20% of its original cost of $335,000. Mr. Smith operates his Dothan franchise through Dale's Doughnuts of Dothan, Inc. We have been released from our obligations under this repurchase agreement.

         On September 22, 1992, we entered into an equipment repurchase and amendment to associates' license agreement with Mr. Guthrie, one of our directors. Upon the termination of Mr. Guthrie's associates' license agreement for any reason, we are obligated to repurchase some equipment used in the operation of the franchise store in Athens, Georgia at a purchase price equal to the greater of its amortized cost or 20% of its original cost of $348,000. Mr. Guthrie operates his Athens franchise through Classic City Doughnuts.

Loan Agreements and Other Transactions
--------------------------------------

         We have entered into loan agreements with some of our directors and officers as described below.

         On March 13, 1997 we made a loan to Midwest Doughnuts, LLC in the principal amount of $66,000, bearing interest at 9.25%. Mr. Waugh, our Senior Vice President, Franchise Development, is a 50% owner of Midwest Doughnuts. The loan, which has been fully repaid, were secured by the equipment and property used in connection with a Krispy Kreme store located in Independence, Missouri.

         We have waived the payment of royalties by Mr. Guthrie in connection with his Athens, Georgia store, operated through Classic City Doughnuts, during the past several years due to operational difficulties the store has encountered. The cumulative amount of these royalties during the last fiscal year did not exceed $60,000.

         We have extended loans to some of our officers and directors to cover tax payments in connection with the conversion of our LTIP and to purchase shares of restricted stock, as described in "Executive Compensation--Other Compensation."

Policy On Related Party Transactions
------------------------------------

         Our Board of Directors has adopted a resolution whereby all transactions with related parties, including any loans from us to our officers, directors, principal shareholders or affiliates, must be approved by a majority of the disinterested members of the Board of Directors and must be on terms no less favorable to us than could be obtained from unaffiliated third parties. The Audit Committee will be responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         Messrs. Robert L. Strickland, Robert L. McCoy and Joseph A. McAleer, Jr. comprised the members of the compensation committee during our fiscal year ended January 30, 2000. Mr. McAleer is a former executive officer of Krispy Kreme, and both Messrs. McAleer and McCoy conduct business with Krispy Kreme through franchises as described in "Related Party Transactions."

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         This report sets forth the duties of the Compensation Committee and the current strategy and components of Krispy Kreme's compensation programs for its executive officers, which for fiscal 2000 included Mr. Livengood (the Chief Executive Officer) and officers at the Executive Vice President level and above. This report also describes the basis on which compensation determinations were made with respect to these executive officers for the 2000 fiscal year.

The Compensation Committee
--------------------------

         The Compensation Committee of the Board of Directors was formed in fiscal 1999 and comprises three directors. The Compensation Committee is responsible for the review and approval of the compensation of Krispy Kreme's Chief Executive Officer and other executive officers and of employee benefit plans. Among other responsibilities, the Committee specifically:

      o Develops, in consultation with management, executive compensation policies and philosophies;

      o     Evaluates the performance of the Chief Executive Officer;

      o Reviews and recommends to the Board of Directors salary and incentive compensation, including annual and long-term incentives, for the Chief Executive Officer;

      o Reviews and approves the salaries and incentive compensation for other executive officers; and

      o     Reviews  and  approves  the  short-term   and  long-term   incentive
            compensation programs, including the performance goals, for the Company's executive officers.

         The Committee has retained national executive compensation consulting firms to advise the Committee and the Company on executive compensation issues.

EXECUTIVE COMPENSATION POLICIES

         The Company's executive compensation strategy is designed to establish a strong connection between the creation of shareholder value and the compensation earned by its executives--primarily by tying base compensation increases and incentive compensation to the attainment of Company performance goals and increases in the Company's stock price. The current general strategy was formulated in fiscal 1999 with the assistance of PricewaterhouseCoopers LLP. Krispy Kreme's fundamental executive compensation objectives are to:

      o     Link executive compensation to the Company's economic performance;

      o Promote the achievement of economic goals and focus executive officers on the creation of shareholder value;

      o Maximize Krispy Kreme's growth opportunities and emphasize variable executive compensation over fixed compensation; and

      o     Attract  and  retain  executive   officers  and  further  align  the
            interests of these key employees with the interests of Krispy Kreme's shareholders.

         To determine the market for executive compensation in its industry, the Company studies the compensation paid by a group of its peers to their executive officers. Krispy Kreme's strategy is to provide compensation which, when compared with these peer companies, is:

      o COMPARABLE with the market when the Company is meeting its targeted financial goals;

      o     ABOVE the market when the Company's targeted goals are exceeded; and

      o     BELOW the market when targeted performance goals are not achieved.

         All executive officers, including the Chief Executive Officer, participate in the same compensation programs as the other executives of the Company, with the only differences being the amount of compensation that is at risk, the overall magnitude of the potential awards and the performance criteria for individual officers. Senior executive officers, such as the Chief Executive Officer, have a larger percentage of their total compensation at risk on the basis of Krispy Kreme's performance than do other officers.

         EMPLOYMENT CONTRACTS WITH SENIOR EXECUTIVES. Krispy Kreme has entered into employment contracts with Messrs. Livengood, Breitbach and John N. McAleer, as described above under "Executive Compensation-- Executive Contracts, Termination And Change-In-Control Arrangements." The Company also has an employment contract with its Chief Operating Officer, Ms. Urquhart. The Compensation Committee believes employment contracts with its most senior executive officers are appropriate and beneficial to the Company and its shareholders, as they promote retention of the most valuable and experienced officers and continuity of high level management.

         STOCK OWNERSHIP BY OFFICERS AND OTHER EMPLOYEES. The Committee believes that executive officers should be encouraged to own the Company's Common Stock to align further their interests with those of the Company's shareholders. In fiscal years prior to Krispy Kreme's initial public offering, this goal was implemented through stock options and restricted stock awards. The initial public offering presented a new opportunity to review and reemphasize stock ownership by executives and other employees. In this Proxy Statement, Krispy Kreme shareholders are being asked to approve two new compensation plans related to stock ownership by executives and other employees: the 2000 Stock Incentive Plan (which replaces the 1998 Stock Option Plan under which prior stock options were granted) and the Employee Stock Purchase Plan. See the descriptions of these plans appearing above. Other mechanisms recently added to promote stock ownership by officers and employees include the Stock Bonus Plan and Supplemental Retirement Plan, as described above under "Executive Compensation--Other Compensation," and the Retirement Savings Plan, which allows participants in Krispy Kreme's 401(k) plan to direct that some or all of their accounts be invested in Krispy Kreme Common Stock. The Committee regularly consults with advisors to determine the appropriate level of option grants and other equity incentives for the Company's executives, with particular reference to the practices of peer companies.

Principal Executive Compensation Elements
-----------------------------------------

         Krispy Kreme's executive compensation program comprises the following principal elements: base salaries; annual incentive stock or cash bonuses; and long-term stock incentives.

         BASE SALARY. Salaries for executive officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and the range of salaries for similar positions at peer companies. Base salaries for executive officers tend to be below the market for similar companies, as the Company's compensation strategy is to emphasize performance-based compensation. Base salaries may be increased periodically for officers who meet or exceed their individual performance goals. Salaries for executive officers were increased 7-10% in fiscal 2000 as compared to fiscal 1999. The increases were based upon performance measures, such as the Company's strong balance sheet for fiscal 1999, the value created by the officers for the Company and its shareholders and other successful business indicators.

         ANNUAL INCENTIVES. Annual incentives for executive officers are determined under Krispy Kreme's Senior Executive Incentive Compensation Plan (the "Executive Incentive Plan"), which the Company's shareholders are being asked to approve in this Proxy Statement. The Executive Incentive Plan ties the incentive compensation payable to the Chief Executive Officer and other executive officers directly to the attainment of specific, objective performance targets, thereby aligning the interests of management with the interests of the Company's shareholders.

         The amount of bonuses potentially payable to executive officers is determined as a range of percentages of an individual officer's salary. Bonus amounts are generally established so that an individual's total annual compensation, assuming a bonus is earned, will be comparable to or exceed the total annual compensation paid by peer companies to similarly situated officers. Cash or stock bonuses paid in accordance with the Executive Incentive Plan can be based on the achievement of any number of enumerated performance criteria. Exceeding targeted performance measures generally results in higher bonuses, with caps on bonuses tied to certain criteria.

         For fiscal 2000, bonuses for all executive officers were contingent upon the Company meeting or exceeding targets for two performance measures: (1) attainment by the Company of a certain level of earnings before interest, taxes and depreciation and amortization, divided by the Company's assets and (2) a percentage increase in earnings per share of Common Stock. Both targets were met or exceeded for fiscal 2000. Bonuses for individual executive officers were further contingent upon the Company meeting or exceeding other performance criteria, selected as appropriate for the individual officer's duties. These individual criteria include systemwide sales growth, store income as a percentage of sales, store openings, customer satisfaction and other measures.

         LONG-TERM STOCK INCENTIVES. The Company's philosophy regarding long-term incentive compensation is to provide stock option grants that approximate the median of peer company practices. No options were granted in fiscal 2000. For details on previous stock option grants under the Company's 1998 Stock Option Plan, see "Executive Compensation--Stock Options" above. The
Company believes that stock options and and other stock incentives play an integral role in the ability of the Company to attract and retain employees and directors and to provide incentives for such persons to promote the financial success of the Company. Moreover, stock incentives benefit the Company by closely aligning the interests of grantees with the interests of the Company's shareholders. In furtherance of this policy, the Company's shareholders are being asked in this Proxy Statement to approve the 2000 Stock Incentive Plan (the "Stock Incentive Plan") to replace the 1998 Stock Option Plan. Under the

Stock Incentive Plan, employees, including executive officers, non-employee directors and independent advisors and consultants to the Company and its subsidiaries, may be granted long-term stock incentives generally in the form of stock options, stock appreciation rights, restricted stock and performance units. In addition, shares available for grant under the Stock Incentive Plan may be used as the currency for payouts under any other compensation plan or arrangement maintained by the Company.

Other Compensation and Benefits
-------------------------------

         The following are some other elements of executive compensation, some of which are available to non-executive employees.

         RETIREMENT INCOME PLAN. The Retirement Income Plan is described in this Proxy Statement in "Executive Compensation -- Retirement Income Plan for Key Employees." Benefits under the retirement plan are based on years of service after 1993 and average final compensation during the employee's career.

         STOCK BONUS PLAN. Under the Stock Bonus Plan, described in this Proxy Statement under "Executive Compensation -- Other Compensation--Stock Bonus Plan," Krispy Kreme, in its discretion, may make annual contributions to the plan in the form of either Krispy Kreme stock or, if made in cash, invested primarily in Krispy Kreme stock. Contributions are allocated to eligible employees based on a specific percentage of compensation. The Stock Bonus Plan and the Supplemental Retirement Plan were considered and formulated by the Company during fiscal 2000 to make the Company's former retirement plans for executives and non-executive employees more competitive with those of peer companies.

         SUPPLEMENTAL  RETIREMENT  PLAN.  The  Supplemental  Retirement  Plan is
described in this Proxy Statement in "Executive Compensation--Other Compensation--Supplemental Retirement Plan." The supplemental retirement plan provides for "make-whole" contributions to certain management employees whose benefits under the Stock Bonus Plan are limited as a result of legal restrictions on the amount of compensation that can be taken into account under the Stock Bonus Plan.

         BENEFITS AND PERQUISITES. Executives also participate in Krispy Kreme's regular employee benefit programs, including group medical and dental coverage, group life insurance and group long-term disability insurance. Perquisites include items such as automobile allowances and club dues.

The Chief Executive Officer's Compensation for Fiscal 2000
----------------------------------------------------------

         Compensation decisions for Mr. Livengood, as Chief Executive Officer, are made under the same methodology used in determining the compensation of other executives. Mr. Livengood has a greater proportion of his total compensation at risk than do the other executive officers.

         In January 1999, the Committee recommended that the Board increase Mr. Livengood's annual base salary from $302,223 to $332,446, a 10% increase. The Committee made its decision based upon the significant value created by Mr. Livengood's leadership, the Company's strong balance sheet for fiscal 1999 and other successful business indicators.

         The Committee recommended payment to Mr. Livengood of an annual bonus of $450,339 for fiscal 2000. Mr. Livengood's bonus was earned on the basis of performance in four Company measures: earnings before interest, taxes and depreciation and amortization, divided by assets; earnings per share of Common Stock; total sales; and customer satisfaction.

         No stock options or other stock incentives were granted to Mr. Livengood during fiscal 2000.

Compensation Deductibility Policy
---------------------------------

         An income tax deduction under federal law will generally be available for annual compensation in excess of one million dollars paid to the Chief Executive Officer and the named officers of a public corporation only if such compensation is "performance-based" and complies with certain other tax law requirements. Please see "Compliance with Section 162(m) of the Internal Revenue Code" under the description of the Stock Incentive Plan above for more details. The Company's policy is to maximize the deductibility of all executive compensation. In this regard, shareholders are being asked to approve the Stock Incentive Plan and the Executive Incentive Plan in this Proxy Statement. Also in furtherance of this policy, the Committee expects to undertake responsibility in the future for compensation decisions for all the named officers, in addition to officers at the Executive Vice President level and above. Notwithstanding this policy, the Committee retains the discretion to award compensation that is not deductible under Section 162(m) when it is in the best interests of the Company and its shareholders to do so.

Summary
-------

         The Committee believes the executive compensation policies and programs maintained by the Company and described in this report serve the interests of Krispy Kreme and its shareholders and that executive compensation has been strongly linked to the Company's performance and the enhancement of shareholder value. The Committee intends to continually reevaluate these compensation policies and plans, with the assistance of management and advisors, to ensure that they are appropriately configured to help continue to achieve the Company's long-term goals of performance, growth and enhancement of shareholder value.

     Robert L. Strickland, Chairman--Robert L. McCoy--Joseph A. McAleer, Jr.

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return of the Company's Common Stock against the cumulative total return of The Nasdaq Composite Index and the Standard & Poor's Restaurants Index for the period commencing on April 5, 2000 (the first day of trading of Krispy Kreme's Common Stock on The Nasdaq Stock Market) and ending on June 5, 2000. The graph assumes an initial investment of $100 and the reinvestment of any dividends.


   [STOCK PERFORMANCE GRAPH APPEARS HERE AND THE NUMBERS ARE REFLECTED IN THE
                                  TABLE BELOW]

                                                                  Cumulative Total Return
                                                            ----------------------------------
                                                            April 5, 2000        June 5, 2000
                                                            -------------        ------------
Krispy Kreme Doughnuts, Inc..........................            100                 161
Nasdaq Composite Index...............................            100                  92
Standard & Poor's Restaurants Index..................            100                  94


            VIEW PROXY STATEMENTS AND ANNUAL REPORTS ON THE INTERNET

         Krispy Kreme may in the future give its shareholders the option of viewing Proxy Statements and Annual Reports to Shareholders on the Internet instead of receiving them by mail. If we make this option available to shareholders, and if you agree to access future Proxy Statements and Annual Reports to Shareholders online, we expect you will continue to receive a proxy card in the mail, but not paper copies of the Proxy Statement and Annual Report to Shareholders. These proxy cards will contain the web site address and other necessary information to view the Proxy Statement and Annual Report to Shareholders online, and to submit your vote. In order to take advantage of the Internet viewing option, you will need access to a computer, an Internet access account and may need software such as Adobe Acrobat Reader.

         If you wish to take advantage of this option (if and when Krispy Kreme offers it), you may make this election when completing the enclosed proxy card for this year's Annual Meeting by checking the appropriate box next to the statement concerning the viewing of Proxy Statements and Annual Reports of Shareholders on the Internet. If we offer the option to view these materials online in the future, your consent to view them online rather than receiving them by mail will be effective until you cease being a shareholder, until we cease offering the Internet viewing option or until you revoke your consent. If you elect to view these materials on the Internet, and then later change your mind, you may revoke your election at any time by sending a letter to Krispy Kreme Doughnuts, Inc., 370 Knollwood Street, Winston-Salem, North Carolina 27103, Att'n: Secretary. We will resume sending you paper copies if you revoke your election.

                 SHAREHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

         Any shareholder who wishes to present a proposal appropriate for consideration at Krispy Kreme's 2001 Annual Meeting of Shareholders must submit the proposal in proper form to Krispy Kreme at the address set forth on the first page of this Proxy Statement no later than December 14, 2000 for the proposal to be considered for inclusion in Krispy Kreme's proxy statement and form of proxy relating to such Annual Meeting. Krispy Kreme must be notified of any other shareholder proposal intended to be presented for consideration at the 2001 Annual Meeting not later than February 27, 2001 or else proxies may be voted on such proposal at the discretion of the persons named in the proxy. The Company believes these two deadlines are a reasonable time prior to the date it intends to first mail its Proxy Statement for the 2001 Annual Meeting.

                                  OTHER MATTERS

         All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the materials enclosed herewith and soliciting proxies will be paid by Krispy Kreme. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses reasonably incurred by them in sending proxy materials to beneficial owners of stock. The solicitation of proxies will be conducted primarily by mail but may include telephone, telegraph or oral communications by directors, officers, or regular employees of Krispy Kreme, acting without special compensation.

         The Board of Directors is aware of no other matters, except for those incidental to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponement, adjournment, or adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

         If you plan to attend the Annual Meeting, please check the appropriate box on the enclosed proxy. Whether or not you plan to attend, you are urged to fill in, date and sign the accompanying form of proxy and return it as soon as possible. If you do attend and wish to vote at the Annual Meeting, you may revoke your proxy at that time.



                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                          RANDY S. CASSTEVENS
                                          Secretary

                                  COMMON STOCK
                         OF KRISPY KREME DOUGHNUTS, INC.

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                         DIRECTORS FOR THE JULY 11, 2000
                         ANNUAL MEETING OF SHAREHOLDERS.

         The undersigned hereby appoints Scott A. Livengood and Randy S. Casstevens, and each of them, the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of Krispy Kreme Doughnuts, Inc. (the "Company") to be held on July 11, 2000, and any adjournment or postponement thereof.

1.       Election of directors

         Frank E. Guthrie                             Mary Davis Holt
         Robert L. McCoy                              James H. Morgan
         Togo D. West, Jr.

         |_| FOR all nominees for director listed above (except as marked to the contrary).

         |_| WITHHOLD AUTHORITY to vote for all nominees listed above

         |_| WITHHOLD AUTHORITY to vote for an individual nominee. Write name(s) below.

                 ------------------------------------------------------------

2.       Approval of the 2000 Stock Incentive Plan.

         |_|      FOR approval.
         |_|      AGAINST approval.
         |_|      ABSTAIN.

3.       Approval of the Senior Executive Incentive Compensation Plan.

         |_|      FOR approval.
         |_|      AGAINST approval.
         |_|      ABSTAIN.

4.       Approval of the Employee Stock Purchase Plan.

         |_|      FOR approval.
         |_|      AGAINST approval.
         |_|      ABSTAIN.


5. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the 2001 fiscal year.

         |_|      FOR ratification.
         |_|      AGAINST ratification.
         |_|      ABSTAIN.

6. In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

If you agree to view future Proxy Statements and Annual Reports to Shareholders of the Company on the Internet instead of receiving paper copies in the mail as described in the accompanying Proxy Statement (to the extent the Company makes such option available), please check the following box: |_|

If you plan to attend the Annual Meeting of Shareholders in person, please check the following box: |_|

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THIS PROXY AND ACCOMPANYING PROXY STATEMENT, "FOR" APPROVAL OF THE 2000 STOCK INCENTIVE PLAN, "FOR" APPROVAL OF THE SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN, "FOR" APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AND "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                    Date:  _________________________, 2000

                                    -----------------------------------
                                    Please  sign  this
                                    Proxy  exactly  as
                                    name   appears  on
                                    the Proxy.

                                    NOTE:  WHEN  SIGNING AS  ATTORNEY,  TRUSTEE,
                                    ADMINISTRATOR, OR GUARDIAN, PLEASE GIVE YOUR
                                    TITLE AS SUCH. IN THE CASE OF JOINT TENANTS,
                                    EACH JOINT OWNER MUST SIGN.